                                                                   EXHIBIT 10.26



                             DEFERRED SAVINGS PLAN

                                       OF

                           THE HILLHAVEN CORPORATION





Application will be made to the Internal Revenue Service for an advance determination that the Deferred Savings Plan of The Hillhaven Corporation (the "Plan") satisfies the requirements of Sections 401(a), 401(k) and other applicable provisions of the Internal Revenue Code.

                             DEFERRED SAVINGS PLAN

                                       OF

                           THE HILLHAVEN CORPORATION



ARTICLE       SECTION                CONTENTS                          PAGE
-------       -------                --------                          ----
     I                     DEFINITIONS                                  1

    II                     COMMITTEE AND OTHER FIDUCIARIES             16

              2.1          Duties and Relationship of Fiduciaries      16
              2.2          Appointment of Committee                    17
              2.3          Powers and Duties of Committee              17
              2.4          Funding Policy                              20
              2.5          Investment Manager                          20
              2.6          Organization of Committee - Allocation
                              and Delegation of Duties                 20
              2.7          Compensation and Expenses of
                              Committee                                21
              2.8          Records of the Committee                    21
              2.9          Resignation and Removal of Members          21
              2.10         Appointment of Successors                   22

   III                     PARTICIPATION OF EMPLOYEES                  23

              3.1          Eligibility to Participate                  23
              3.2          Application for Participation               23
              3.3          Committee to Determine
                              Eligibility                              24
              3.4          Termination and Recommencement
                              of Active Participation                  24
              3.5          Termination of Participation                25
              3.6          Military Service                            25
              3.7          Leaves of Absence                           25

    IV                     COMPENSATION DEFERRAL CONTRIBUTIONS         27

              4.1          Compensation Deferral Contributions
                              by Participants                          26
              4.2          Elections to Change Compensation
                              Deferral Contributions                   28
              4.3          Maximum Amount Subject to Deferral          29
              4.4          Non-Applicability of Limitation on
                              Compensation Deferrals by Highly
                              Compensated Employees                    29

                                      (i)

ARTICLE       SECTION                CONTENTS                          PAGE
-------       -------                --------                          ----
              4.5          Provisions for Return of Annual
                              Compensation Deferral
                              Contributions in Excess of
                              Deferral Limitation                      29
              4.6          Employer's Contribution                     31
              4.7          Non-Applicability of Limitations
                              on Matching Contributions for
                              Highly Compensated Employees             32
              4.8          Separate Accounts                           32
              4.9          Conditional Contributions                   32

     V                     DETERMINATION AND VESTING OF
                             PARTICIPANTS' INTERESTS                   34

              5.1          Determination of Participants'
                              Interests                                34
              5.2          Vesting of Participants' Interests          36
              5.3          Forfeiture For Cause                        38
              5.4          Election of Former Vesting
                              Schedule                                 38
              5.5          Changes in Vesting Schedule                 39

    VI                     PAYMENT OF BENEFITS OTHER THAN
                             DEATH BENEFITS                            40

              6.1          Termination of Employment                   40
              6.2          Commencement of Benefits                    40
              6.3          Normal Form of Benefits                     41
              6.4          Automatic Cashouts                          41
              6.5          Forfeitures; Restoration                    42
              6.6          Facility of Payment                         43
              6.7          Special Distribution Rules                  43
              6.8          Withdrawal of Compensation Deferrals
                              by Participants                          44

   VII                     DISTRIBUTIONS UPON DEATH;
                             DESIGNATIONS OF BENEFICIARIES             46

              7.1          Form of Death Benefits Provided             46
              7.2          Designation of Beneficiary                  46
              7.3          Additional Requirements for
                              Distribution                             47

  VIII                     CONTINUANCE AND AMENDMENT OF PLAN           49

              8.1          Continuance of the Plan Not a
                              Contractual Obligation of
                              the Company                              49

                                     (ii)

ARTICLE       SECTION                CONTENTS                          PAGE
-------       -------                --------                          ----
              8.2          Plan Merger or Consolidation                49
              8.3          Distribution of Trust Fund on
                              Termination or Partial Termination
                              of Plan                                  50
              8.4          Amendments                                  50

    IX                     ADMINISTRATION OF THE TRUST FUND            51
              9.1          The Trust Agreement                         51

     X                     MISCELLANEOUS                               52

              10.1         Right of Company and Affiliates
                              to Dismiss Employees                     52
              10.2         Benefits Provided Solely From the
                              Trust Fund                               52
              10.3         Notice of Participants to be Filed
                              with Committee                           52
              10.4         Plan Intended to Conform to
                              Provisions of Federal Internal
                              Revenue Code Relative to
                              Employee's Trusts                        52
              10.5         Amendment and Successor Code or
                              Act or Sections Thereof                  53
              10.6         Claims Procedure                            53
              10.7         Context to Control                          55
              10.8         Gender and Number                           56
              10.9         More Than One Capacity                      56
              10.10        Service of Process                          56
              10.11        Indemnification                             56
              10.12        Missing Participants                        57
              10.13        Administrative Mistake                      57
              10.14        Information to be Furnished
                              to Committee                             57
              10.15        Spendthrift Trust Provisions                58
              10.16        Withholding                                 59
              10.17        Severability                                60

    XI                     TOP HEAVY PLAN RULES                        61

              11.1         Applicability                               61
              11.2         Definitions                                 61
              11.3         Top-Heavy Status                            62
              11.4         Minimum Contributions                       65
              11.5         Maximum Annual Addition                     66
              11.6         Vesting Rules                               67
              11.7         Non-Eligible Employees                      67

                                     (iii)

                             DEFERRED SAVINGS PLAN
                                       OF
                           THE HILLHAVEN CORPORATION



          The undersigned, THE HILLHAVEN CORPORATION, a corporation organized and doing business under the laws of the State of Nevada, does hereby constitute and adopt the following Deferred Savings Plan, to be effective as of the Effective Date (as defined below), to wit:

                                   ARTICLE I

                                  DEFINITIONS


          When used herein, the following words shall have the following meanings unless the context clearly indicates otherwise:

          1.1 "Act" shall mean the Employee Retirement Income Security Act of 1974 (Public Law 93-406), all amendments thereto and all regulations issued thereunder.

          1.2 "Active Participant" shall mean a Participant who is employed by the Employer and who is currently making Employee Mandatory Compensation Deferral Contributions to the Plan.

          1.3  "Administrator" - see "Committee," Paragraph 1.10.

          1.4  "Affiliate" shall mean

               (a) Any corporation which is included in a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which group the Company is also a member,

               (b) Any trade or business which is under common control with the Company within the meaning of Section 414(c) of the Code,

               (c) Any member of an affiliated service group, within the meaning of Section 414(m) of the Code, that includes the Company, and

               (d) Any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

               Notwithstanding the foregoing, an entity shall be deemed to be an Affiliate only with respect to periods during which the test under Code Section 414(b), (c), (m), or (o), as applicable, is met.

          1.5 "Age" for any specified year shall be deemed to have been attained at the arrival of the birthday during the latest of the number of years in question.

          1.6 "Beneficiary" shall mean a person who under this Plan becomes entitled to receive a Participant's interest upon his death, unless otherwise indicated by the context.

          1.7 "Board of Directors" shall mean the Board of Directors of THE HILLHAVEN CORPORATION.

          1.8 "Claims Coordinator' shall mean the Claims Coordinator hereinafter provided for in Paragraph 10.6.

          1.9 "Code" shall mean the Internal Revenue Code of 1986, all amendments thereto and all regulations issued thereunder.

          1.10 "Committee" shall mean the Administration Committee hereinafter provided for in Article II. Each member of the Committee shall be a "Named Fiduciary" as defined by Section 402(a) of the Act. The Administration Committee shall also be the "Administrator" provided for in Section 3(16)(A) of said Act.

          1.11 "Company" shall mean THE HILLHAVEN CORPORATION.

          1.12 "Compensation," for any calendar year, means the entire amount of salary, wages and other remuneration reported by the Employer on Internal Revenue Service Form W-2 for such calendar year, subject, however, to the following adjustments:

               (a) There shall be excluded from "Compensation" all of the following amounts:

                    (i)  "Holiday" and de minimis gifts.
                                   --------------

                    (ii) Insurance premiums and any other imputed income not paid in cash to the Employee.

                   (iii) Payments to an Employee designated as reimbursement for voluntary contributions of the Employee to an individual retirement arrangement.

                    (iv) Except as provided in Subparagraph (b) below, payments to or pursuant to any employee benefit plan, including, but not limited to pensions, retirement benefits, stock bonuses, stock options, stock appreciation rights and payments in lieu of dividends on shares of restricted stock.

                     (v) In the case of an Employee working outside of the United States, amounts in excess of the Employee's base pay intended to reimburse the Employee for the higher cost of living outside of the United States, such as foreign service premiums or hardship allowances.

                    (vi) Automobile, parking or other transportation-related allowances, if any.

                   (vii) Club memberships or dues.

                  (viii) Relocation allowances and distributions from a Deferred Compensation Master Plan of the Company or an Affiliate.

                    (ix) Professional association dues.

                     (x) Education or tuition allowances or reimbursements.

                    (xi) Uniforms or uniform allowances.

                   (xii) Any amount paid to a Covered Employee by the Employer on account of a period of time during which no duties are performed by the Covered Employee.

                  (xiii) Any payments made or due under a plan maintained solely for the purpose of complying with workers compensation or unemployment compensation or disability insurance laws.

                   (xiv) Any payment which solely reimburses the Employee for expenses incurred by the Employee.

                    (xv) Any payments made to the Employee as severance pay.

               (b) "Compensation" for a Plan Year shall also include amounts which otherwise would be included in "Compensation" under the preceding provisions of this Paragraph 1.12 but which are deferred by a Participant under this Plan in accordance with Section 401(k) of the Code or which are not includible in income by reason of a salary reduction arrangement recognized under Section 125 of the Code.

               (c) Notwithstanding the foregoing, no amount payable to an Employee by an Employer shall be deemed to be Compensation unless the Compensation (i) is payable to the Employee with respect to a period of time (A) during which the Employee is a Covered Employee and (B) following the date as of which such Covered Employee becomes an Active Participant, as provided in Paragraph 3.1, and (ii) does not exceed $200,000 in any Plan Year, as that amount may be adjusted by the Secretary of the Treasury.

          1.13 "Compensation Committee" shall mean the Compensation Committee of the Board of Directors of the Company.

          1.14 "Compensation Deferral Contribution" shall mean the amount paid into the Trust Fund by the Employer at the election of the Employee pursuant to Paragraphs 4.1.1, 4.1.2 and 4.1.3.

          1.15 "Computation Period" shall mean each Plan Year (calendar year) that includes or commences after an Employee's Employment Commencement Date.

          1.16 "Contribution" shall mean any amount paid into the Trust Fund by the Employer in accordance with Article IV.

          1.17 "Covered Employee" shall mean an Employee who is employed by an Employer in Category I, as that category is established and determined by the Employer, or such other categories as are designated by an Employer in resolutions adopted by the Employer, and from whose salary or wages income tax or social security tax is required by law to be and is being withheld by the Employer, provided, however, that no person shall be a Covered Employee hereunder (i) while a member of a collective bargaining unit covered by a collective bargaining agreement with respect to which retirement benefits were the subject of good faith bargaining between employee representatives and the Company or an Affiliate, which agreement does not specifically provide for coverage of such EmploYee under this Plan, (ii) while a nonresident alien and while receiving no earned income from the Company or an Affiliate which constitutes income from sources within the United States, (iii) while in Employment as a self-employed person, within the meaning of

Section 401(c)(1) of the Code, (iv) while a "leased employee" within the meaning of Code Section 414(n), or (v) while a Highly Compensated Employee.

          1.18 "Effective Date" shall mean the earliest date following the date the Company ceases to be an Affiliate of National Medical Enterprises, Inc. (the "Spin-off Date") that it is administratively practicable to implement the Plan, such date to be determined by the Committee; provided, however, in no event shall the "Effective Date" be later than the sixtieth (60th) day following the Spin-off Date.

          1.19 "Employee" shall mean a person who is employed by the Company or an Affiliate, and a person required to be treated as a "leased employee" pursuant to Code Section 414(n); provided, however, that an independent contractor shall not be deemed to be an Employee.

          1.20 "Employee Mandatory Compensation Deferral Contributions" shall mean Employee Compensation Deferral Contributions made pursuant to Paragraphs
4.1.1 and 4.1.3.

          1.21 "Employee Voluntary Compensation Deferral Contributions" shall mean Employee Compensation Deferral Contributions made pursuant to Paragraphs
4.1.2 and 4.1.3.

          1.22 "Employer" means THE HILLHAVEN CORPORATION (or any covered division, operating unit, facility or part thereof designated by the Board of Directors in the event the Plan has not been extended to all such parts), and any Affiliate thereof which has adopted this Plan with the approval of THE HILLHAVEN CORPORATION (or any covered division, operating unit, facility or part of such Affiliate designated by the Board of Directors of such Affiliate with the approval of ThE HILLHAVEN CORPORATION in the event the Plan has not been extended to all such parts). "Employer" shall also mean any successor in interest to ThE HILLHAVEN CORPORATION, or any Affiliate thereof, resulting from merger, consolidation, or transfer of assets substantially as a whole, which may expressly agree in writing to continue this Plan as hereinafter provided, provided that in the case of such a successor in interest to an Affiliate, continuation of this Plan with respect to such successor shall be subject to approval of the Compensation Committee.

          1.23 "Employment" - see "Service," Paragraph 1.38.

          1.24 "Employment Commencement Date" shall mean each of the following:

               (a) In the case of an Employee who is an Employee on the day prior to the date the Company ceases to be an Affiliate of National Medical Enterprises, Inc. (the "Spin-off Date'), the Employee's most recent date of hire by the Company or an Affiliate.

               (b) In the case of an Employee who is not an Employee on the day prior to the Spin-off Date, the date on or after the Spin-off Date on which an Employee first performs an Hour of Service in any capacity for the Company or an Affiliate with respect to which the Employee is compensated or is entitled to compensation by the Company or the Affiliate.

               (c) In the case of an Employee whose Employment terminates on or after the Spin-off Date and who is reemployed by the Company or an Affiliate, the term "Employment Commencement Date" shall mean either (i) his "Employment Commencement Date" prior to the Spin-off Date, as defined in (a) above, or his "Employment Commencement Date' coinciding with or following the "Spin-off Date, as defined in (b) above, or (ii) if the Participant incurs a One Year Break in service, "Employment Commencement Date" shall also mean the first day following the termination of Employment on which the Employee performs an Hour of Service for the Company or an Affiliate with respect to which he is compensated or entitled to compensation by the Company or Affiliate.

          1.25 "Entry Date" shall mean the Effective Date, and each January 1 thereafter, except as otherwise provided in Paragraph 3.1(b).

          1.26 "Fiduciary" shall include all of the following, to the extent they are deemed to be such under the Act:

               (a) Any administrator, officer, trustee, or custodian of the Plan;

               (b) Any person exercising any discretionary authority or discretionary control respecting management of the Plan;

               (c) Any person exercising authority or control respecting management or disposition of Plan assets;

               (d) Any person rendering investment advice for a fee or other compensation with respect to Plan property, or with the authority or responsibility to do so, except as provided otherwise in the Act;

               (e) Any person who possesses any discretionary authority or responsibility in the administration of the Plan; and

               (f) Any person designated under or to whom fiduciary duties are delegated pursuant to Section 405(c)(1)(B) of the Act.

          1.27 "Highly Compensated Employee" shall mean any Employee who is described below.

               (a)  "Highly Compensated Employee" shall include any Employee who

                    (i) was a Five Percent Owner during the Determination Year or the Look Back Year;

                   (ii) received Compensation from an Employer in excess of $75,000 during the Look Back Year;

                  (iii) received Compensation from an Employer in excess of $50,000 during the Look Back Year and was in the "top-paid group" of Employees for such Look Back Year;

                   (iv) was at any time an officer during the Look Back Year and received Compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code in such Look Back Year; or

                    (v) was an Employee described in Subparagraph (ii), (iii), or (iv) above during the Determination Year and was a member of the group consisting of the 100 Employees paid the greatest Compensation during the Determination Year.

               (b) Determination of a Highly Compensated Employee shall be in accordance with the following definitions and special rules:

                    (i) "Determination Year" means the Plan Year for which the determination of Highly Compensated Employee is being made.

                   (ii) "Look Back Year" is the twelve (12) month period preceding the Determination Year.

                  (iii) An Employee shall be treated as a Five Percent Owner for any Determination Year or Look Back Year if at any time during such Year such

     Employee was a Five Percent Owner (as defined in Paragraph 11.2(b)).

                   (iv) An Employee is in the "top-paid group" of Employees for any Determination Year or Look Back Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such Year.

                    (v) For purposes of this Paragraph, no more than fifty (50) Employees (or, if lesser, the greater of three (3) Employees or ten percent (10%) of the Employees) shall be treated as officers. To the extent required by Code Section 414(q), if for any Determination Year or Look Back Year no officer of the Employer is described in this Section, the highest paid officer of the Employer for such year shall be treated as described in this section.

                   (vi) If any individual is a "family member" with respect to a Five Percent Owner or of a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the Determination Year or Look Back Year, then

                         (A) such individual shall not be considered a separate Employee, and

                         (B) any Compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the Five Percent Owner or Highly Compensated Employee.

For purposes of this Subparagraph (vi), the term "family member" means, with respect to any Employee, such Employee's Spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

               (c) For purposes of this Paragraph, the term "Compensation" means Limitation Earnings as defined in Paragraph 1.30; provided, however, the determination under this Subparagraph (c) shall be made without regard to Code Sections 125, 402(a)(8), and 401(h)(1)(B), and in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b).

               (d) For purposes of determining the number of Employees in the "top-paid" group under this Paragraph, the following Employees shall be excluded:

                    (i) Employees who have not completed six (6) months of Service,

                   (ii) Employees who normally work less than 17-l/2 hours per week,

                  (iii) Employees who normally work not more than six (6) months during any Plan Year, and

                   (iv) Employees who have not attained age 21,

                    (v) Except to the extent provided in Treasury Regulations, Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and Employer, and

                   (vi) Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3)).

An Employer may elect to apply Subparagraphs (i) through (vi) above by substituting a shorter period of Service, smaller number of hours or months, or lower age for the period of service, number of hours or months, or (as the case may be) than as specified in such Subparagraphs.

               (e) A former Employee shall be treated as a Highly Compensated Employee if

                    (i) such Employee was a Highly Compensated Employee when such Employee incurred a Severance, or

                   (ii) such Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).

               (f) Code Sections 414(b), (c), (m), and (o) shall be applied before the application of this Section. Also, the term "Employee" shall include "leased employees," within the meaning of Code Section 414(n), unless such leased Employee is covered under a "safe harbor" plan of the leasing organization and not covered under a qualified plan of the Employer.

               (g) Notwithstanding the foregoing, for purposes of determining Covered Employee status only, the Committee may in its sole discretion establish rules and procedures for purposes of identifying Highly Compensated Employees, which rules and procedures may result in an Employee being deemed to be a Highly Compensated Employee, whether or not such Employee is an individual described in Code Section 414(q).

          1.28 "Hour of Service" shall include:

               (a) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Company or an Affiliate for the performance of duties during the applicable computation period. Such hours shall be credited to the Employee for the applicable computation period or periods as required by Labor Reg. Subsection 2530.200b-2.

               (b) Each hour for which back pay is awarded to the Employee or agreed to by the Company or an Affiliate. Such hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains and shall be calculated irrespective of mitigation of damages, but no Hour of Service shall be counted both under this paragraph and under the first paragraph of this Paragraph 1.28.

               (c) Any Hour of Service required to be credited to the Employee under any law of the United States or any rule or regulation issued thereunder; provided, however, that no hour shall be credited to the Employee both under this paragraph and under any of the other paragraphs of this Paragraph 1.28.

               (d) Each hour (i) for which the Employee is directly or indirectly paid, or entitled to payment, by reasons (such as vacation, sickness or disability) other than the performance of duties during the applicable computation period as required by Paragraphs (b) and (c) of Labor Reg. Subsection 2530.200b-2, and (ii) during a temporary layoff (even if of indefinite duration) or a Company or an Affiliate-approved leave of absence.

Notwithstanding the foregoing, for purposes of crediting an Employee with Hours of Service under this Plan, an Employee shall be credited with 45 Hours of Service for each week for which the Employee is required to be credited with at least one Hour of Service under the above provisions, subject to the limitations of Subparagraph (d) above.

               Except as determined by the Chief Executive Officer of the Company or his designee, or as required under Section 414 (a) of the Code, any service or employment completed by an individual as an employee of a corporation or trade or business prior to the date on which the corporation or trade or business becomes an Affiliate shall not be taken into account for purposes of determining Hours of Service or for any other purposes under this Plan.

          1.29 "Investment Manager" means any fiduciary (other than (i) a trustee or a fiduciary named in this Plan instrument, or (ii) who is identified as a fiduciary pursuant to the procedure set forth in this instrument), (l) who has the power to manage, acquire or dispose of any asset of the Plan, (2) who has acknowledged in writing that he is a fiduciary with respect to the Plan, and
(3) who is (i) registered as an investment adviser under the Investment Advisers Act of 1940; or (ii) is a bank, as defined in that Act; or (iii) is an insurance company qualified to manage, acquire or dispose of the assets of retirement plans under the laws of more than one State.

          1.30 "Limitation Earnings" shall mean, for purposes of applying the limitations in Paragraphs 5.1(e) and (f) of this Plan, the entire amount paid to an Employee by the Company or an Affiliate which is included in the Employee's income for federal income tax purposes during a Plan Year including, but not limited to, commissions paid to salesmen, compensation for services on the basis of percentage of profits, commissions on insurance premiums, tips and bonuses, imputed income and excluding the following:

               (a) Company or Affiliate contributions to a plan of deferred compensation (whether funded or unfunded or qualified or non-qualified) which are not included in an Employees gross income for the taxable year in which contributed, salary reduction contributions which qualify for treatment under
Section 401(k) or Section 125 of the Code which are made to any plan maintained by the Company or an Affiliate, Company or Affiliate contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation, except that any amount received by an Employee pursuant to an unfunded non-qualified plan may be considered to be "Compensation" for purposes of this Paragraph 5.1(h) in the Plan Year such amount is includible in the gross income of the Employee;

               (b) Amounts realized from exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee becomes freely transferable, or no longer subject to a substantial risk of forfeiture;

               (c) Amounts realized in the sale, exchange or other disposition of stockacquired under a qualified stock option;

               (d) Other amounts which received special tax benefits, or contributions made by the Company or an Affiliate (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

          1.31 "Named Fiduciary"(ies)" - see "Committee," Paragraph 1.10.

          1.32 "Normal Retirement Date' shall be the Participant'S sixtieth (60) birthday.

          1.33 "One Year Break in Service" means a Computation Period at the end of which the Employee's Employment is terminated and during which the Employee has not completed more than five hundred (500) Hours of Service. Such One Year Break in Service shall be deemed to occur on the last day of such Computation Period. Solely for purposes of determining whether an Employee has sustained a One Year Break in Service, an Employee's Hours of Service shall include the following:

               (a) Any period of absence by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or for purposes of caring for the child for a period beginning immediately following the birth or placement.

               (b) The number of Hours of Service with which an Employee described in Subparagraph (a) above shall be credited shall be --

                    (i) The number which otherwise normally would have been credited to the Employee but for the absence, or

                   (ii) If the number described in Subparagraph (i) above is not capable of being determined, eight (8) Hours of Service per day of such absence,

provided that the total number of hours treated as Hours of Service under this Subparagraph (b) shall not exceed five hundred one (501) and that these Hours of Service shall be taken into account solely for purposes of determining whether or not the Employee has incurred a One Year Break in Service.

               (c) The Hours described in Subparagraph (b) shall be credited to the Computation Period --

                    (i) In which the absence from work begins, if the Employee would be prevented from incurring a One Year Break in Service in that Computation Period solely because the period of absence is treated as Hours of Service under this Paragraph 1.33, or

                   (ii) In any other case, in the immediately following Computation Period.

               (d) The above provisions of Subparagraphs (a)-(c) of this Paragraph 1.33 shall not apply unless the Employee provides such timely information as the Committee may reasonably require to establish:

                    (i) That the absence is for one or more of the reasons described in Subparagraph (a), and

                   (ii) The number of days for which there was such an absence.

          1.34 "Participant" shall mean any person for whom an account is maintained under this Plan and whose account, representing such person's interest in the Trust Fund, has not been distributed or otherwise disposed of in accordance with applicable law.

          1.35 "Plan" shall mean the Deferred Savings Plan set forth in and by this document and the related Trust and all subsequent amendments thereto.

          1.36 "Plan Year" shall mean a twelve-month period beginning on each January l and ending on each subsequent December 31; provided, however, the first Plan Year of the Plan shall be the period beginning on the Effective Date and ending December 31, 1990.

          1.37 "Qualified Election" shall mean a Participant's designation of Beneficiary made under this Plan in accordance with the requirements of this Paragraph 1.37 and in the manner and form as prescribed by the Committee. No designation of Beneficiary other than or in addition to the Participant's Spouse shall be deemed to be a Qualified Election unless the Spouse, if any, of the Participant consents in writing to such designation of Beneficiary and acknowledges the effect of such consent. The Spouse's consent to a designation of Beneficiary must be witnessed by a notary public or a Plan Representative. Notwithstanding this consent requirement, if the Participant warrants to the Committee that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located or for any other reason as the Committee determines to be consistent with the requirements of Section 417 of the Code, a related designation of Beneficiary without spousal consent may be deemed a Qualified Election; provided, however, that the Committee may require the Participant in such case to produce such evidence of the Spouse's unavailability or other circumstances as the Committee deems to be appropriate. A Qualified Election under this provision will be valid only with respect to the Spouse who consented to the Qualified Election, or in the event of a Qualified Election to which the Spouse's consent has not been obtained, with respect to that Spouse whose consent was not obtained (e.g., that Spouse who cannot be located). Any change in a prior designation of Beneficiary by a Participant shall be subject to the foregoing rules. Subject to the foregoing (relating to a change by a Participant), the consent by a Spouse to a designation of Beneficiary shall be irrevocable. The number of changes in Beneficiary designations shall not be limited. A designation of Beneficiary which, by reason of a failure to obtain required spousal consent could not be given effect when made, may later be given effect if at the relevant date the Participant has no Spouse or is not then otherwise required to have spousal consent.

          1.38 "Service" or "Employment" means service for or employment by the Company or an Affiliate, which service or employment is completed as an Employee. Except as determined in writing by the Chief Executive Officer of the Company or his designee, or as required under Section 414(a) of the Code, any service or employment completed by an individual as an employee of a corporation or trade or business prior to the date on which the corporation or trade or business becomes an Affiliate shall not be taken into account for purposes of determining Hours of Service or for any other purposes under this Plan.

          1.39 "Spouse" shall mean, for purposes of payment of benefits following the death of a Participant, the person to whom the Participant was married on the date of such Participant's death.

          1.40 "Total and Permanent Disability" means total and permanent incapacity of a Participant, due to physical impairment or legally established mental incompetence, to perform the usual duties of his Employment, which disability shall be determined by the Committee based on competent medical advice.

          1.41 "Trust Agreement" means the Agreement between the Company and the Trustee or Trustees covering the administration of the Trust Fund and includes the succession of the Trustee or Trustees.

          1.42 "Trust Fund" means the assets of the Trust established pursuant to this Plan and the Trust Agreement hereinafter referred to, out of which the benefits under this Plan shall be paid.

          1.43 "Trustee" means the Trustee or Trustees of the Trust Fund established pursuant to this Plan and any successor Trustee or Trustees.

          1.44 "Valuation Date" shall mean the last business day of each Plan quarter which shall be the last business day in each March, June, September, and December. These shall be the dates as of which the dollar value of each Participant's account is determined in accordance with the terms of the Trust Agreement and such dollar value, plus Participant Compensation Deferral Contributions and Employer Contributions credited to the Participant's account during the Plan quarter and minus any withdrawals or distributions during the Plan quarter, shall be the Participant's interest for all purposes until the next Valuation Date.

          1.45 "Year of Service" shall mean each Computation Period in which the Employee has completed not less than one thousand (1,000) Hours of Service, except as modified by Paragraph 5.2 of Article V. Notwithstanding any provision of this Plan to the contrary, except as determined in writing by the Chief Executive Officer of the Company or his designee, or as required under Section 414(a) of the Code, any service or employment completed by an individual as an employee of a corporation or trade or business prior to the date on which the corporation or trade or business becomes an Affiliate shall not be taken into account for purposes of determining Hours of Service or for any other purposes under this Plan.

                                   ARTICLE II

                        COMMITTEE AND OTHER FIDUCIARIES


          2.1  Duties and Relationship of Fiduciaries
               --------------------------------------

               Each Fiduciary shall at all times discharge his duties in conformance with the provisions of the Act and as required for the administration of a qualified plan under the Code.

               It shall be the responsibility of every Fiduciary and of every person handling funds or other property of the plan to be bonded to the extent required by the Act. The Committee may direct the Trustee to pay the cost of all such bonds from the Trust assets, if and to the extent that the Company does not pay such costs in a timely fashion, and the Trustee shall be protected in relying on such directions.

               Each Fiduciary, and each member of the Board of Directors, the Compensation Committee, the Committee, the Claims Coordinator designated under paragraph 10.6.1 of Article x, the Trustee, and each executive officer (as such term is used in rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934) performing duties in connection with the Plan, shall be responsible only for acts and omissions in connection with the exercise of the Powers, duties and functions specifically allocated to such person under the terms of this Plan and the Trust Agreement. No person shall be responsible for any acts or omissions in connection with the powers, functions and duties allocated to any other person under the terms of this Plan and the Trust Agreement. Except to the extent provided in the Act or the Code, no person shall have any duty to question whether any other person is fulfilling the responsibilities imposed on such other Person by this Plan, the Trust Agreement, or the Act. No Person shall have any liability for a breach of fiduciary responsibility of any other person with respect to the Plan or the Trust unless such person participates knowingly in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy such breach, or, through negligence in performing his own specific fiduciary responsibilities, has enabled such other person to commit a breach of such other person's fiduciary responsibilities. Wherever this Plan or the Trust Agreement provides that a Fiduciary has the power to appoint another person or entity with discretionary authority or control respecting the operation or administration of the Plan or the Trust Fund, the responsibility of the appointing Fiduciary with respect to such appointment shall be limited to the selection of the appointee and periodic review of the performance of the appointee in accordance with the standards of the Act. Any violation of fiduciary responsibilities by the appointee which is not a proximate result of the failure of the appointing Fiduciary properly to select or supervise the appointee, and in which breach the appointing Fiduciary did not otherwise participate, will not be considered to be a breach by the appointing Fiduciary.

          2.2  Appointment of Committee
               ------------------------

               The Committee shall be appointed by the Compensation Committee and shall consist of not less than three (3) nor more than five (5) Employees, the exact number of which shall be established by the Compensation Committee from time to time. Such members of the Committee shall hold office for a term certain, as designated by the Compensation Committee, unless a member resigns or is removed by the Compensation Committee prior to the expiration of the designated term of office.

          2.3  Powers and Duties of Committee
               ------------------------------

               The Committee shall have all discretionary powers necessary to supervise the administration of the Plan and control its operations, except such as may be expressly reserved to the Company, its Board of Directors, or the Compensation Committee. In addition to any powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, but not by way of limitation, the discretionary fiduciary power and authority to establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of this Plan, to administer, interpret, construe and apply this Plan and to decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of Years of Service of any Participant, and the amount of benefits to which any Participant or his Beneficiary may be entitled. Further, the Committee shall have the discretionary power and authority to perform or cause to be performed such acts as it may deem in its sole discretion to be necessary, appropriate or convenient in the efficient administration of the Plan. Any action taken in good faith by the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute. All such discretionary powers shall be exercised in a uniform and nondiscriminatorY manner.

               Any action taken by the Committee shall be by majority vote. In the event that the members reach a tie decision on an issue before the Committee, a temporary member shall be appointed by the Compensation Committee in order to create an odd number of voting members. The Compensation Committee may in its discretion appoint a standby temporary member to act in such capacity until replaced or removed.

               The Committee, from time to time, shall direct the Trustee concerning the payments to be made out of the Trust Fund pursuant to this Plan and shall have such other powers respecting the administration of the Trust Fund as may be conferred upon it hereunder or under the Trust Agreement.

               The Trustee shall invest and reinvest the Trust Fund, or any part thereof, in any manner that it deems advisable subject to the right hereby reserved to the Committee to direct the Trustee with respect to the investment and reinvestment of the Trust Fund, including the right to direct the Trustee to establish segregated investment funds for the investment of participant accounts, in accordance with participant directions &nd the provisions of the plan. In its sole discretion, the Committee may appoint an Investment Committee consisting of from three (3) to five (5) members to act in its place with respect to the direction of the Trustee as to the investment of the Trust Fund in accordance with this paragraph 2.3, the determination of a funding policy in accordance with paragraph 2.4, and the appointment of an Investment Manager in accordance with paragraph 2.5.

               With respect to its powers to direct the Trustee on the investment of the Trust Fund, the Committee shall have the power to direct the Trustee to invest and reinvest any and all money or property of any description at any time held by it and constituting part of the Trust Fund in accordance with the following powers:

               The Committee, without previous application to or subsequent ratification of any court, tribunal or commission, or any federal or state governmental agency, except as hereinafter provided, may direct the Trustee to invest in bonds, notes, debentures, mortgages, commercial paper, preferred stock, common stocks, sell covered call options or invest in other securities, rights, obligations, or property, real or personal, including shares and certificates of participation issued by investment companies or investment trusts, trust funds of the Trust created for qualified employee benefit plans, annuity contracts, life insurance contracts, including ordinary and term life insurance contracts on the lives of key employees of the Company, for the benefit of the Trust Fund and the employee Participants as a whole in order to protect their interests in the premises.

               The Committee may direct the Trustee to invest in the stock or securities of the Employer, including any bonds or debentures of the Employer, provided, however, that such investments may be made only in "qualifying employer securities," as that term is defined in the Act.

               The Committee may direct the Trustee to sell, grant options therefor, exchange, pledge, or encumber, mortgage, deed in trust or other form of hypothecation, or otherwise dispose of the whole or any part of the Trust Fund on such terms and for such property or cash, or part cash and credit as the Committee may deem best, and it may direct the Trustee to retain, hold, maintain, or continue any securities or investments which the Trustee may hold as part of the Trust Fund for such length of time as the Committee may deem advisable, and generally, in all respects, the Committee may direct the Trustee to do all such other things and exercise each and every right, power and privilege in connection with and in relation to the Trust Fund as could be done, exercised or executed by an individual holding and owning said property in absolute and unconditional ownership including directing the Trustee as to the manner of voting any stock or securities, whether of the Employer or otherwise, held in said Trust Fund. The Committee, in directing the Trustee as to the investment of the Trust Fund, shall not be bound as to the character of any investment by any statute, rule of court, or custom governing the investment of trust funds other than the Act or the Code, and Amendments thereto, and other Regulations and Rulings thereunder which are valid interpretations of the Act, Code and Amendments.

               The Committee shall have no right or authority to authorize the Trustee to make advances to a Participant or to make any distribution except as provided in Article VII herein.

          2.4  Funding Policy
               --------------

               The Committee, promptly upon its formation and periodically thereafter shall determine, at a duly constituted meeting of said Committee, a funding policy and method consistent with the objectives of the Plan, and with all requirements of law and an investment and reinvestment policy consistent therewith. All actions taken at such meeting, and the reasons therefor, shall be recorded in the minutes of the meeting. Such policy and method shall be communicated in writing to the Trustee and any then acting Investment Manager. and thereafter none of the powers of the Committee, the Trustee or any Investment Manager set forth herein shall be exercised in any manner inconsistent with such objectives.

          2.5  Investment Manager
               ------------------

               The Committee may, from time to time, and in writing, authorize or direct the Trustee to delegate the management of the plan assets or any part thereof, including the right to acquire and dispose of such assets, to an Investment Manager. Such authority or direction of the Trustee to so delegate may be revoked by the Committee at any time, and the Committee may authorize or direct the Trustee at any time to revoke any such delegation.

          2.6  Organization of Committee - Allocation and Delegation of Duties
               ---------------------------------------------------------------

               The Committee may appoint one of its own members as Chairman, and may adopt such by-laws and regulations as it deems desirable for the conduct" of its affairs and appoint a secretary and one or more assistant secretary or secretaries. The Committee may, at any duly constituted meeting thereof, allocate specific fiduciary responsibilities, other than trustee responsibilities, among the members of the Committee. Any member of such Committee may also, at such meeting, designate other persons to carry out any fiduciary duties which are the responsibility of such member, other than trustee responsibilities. Either of such actions shall be recorded in the minutes of said meeting, and may be revoked at any time by action taken at another such meeting recorded in the minutes thereof, and communicated to the person to whom such duties were delegated.

               Any determination of the Committee may be made by a majority of the Committee at a meeting thereof or without a meeting by a resolution or memorandum signed by all members, and, except as provided otherwise herein, shall be final and conclusive on the Employer, the Trustee, all Participants and Beneficiaries claiming any rights hereunder, and as to all third parties dealing with the Committee or with the Trustee. All notices, directions, information and other communications from the Committee to the Trustee shall be in writing.

          2.7  Compensation and Expenses of Committee
               --------------------------------------

               The members of the Committee shall serve without compensation but shall be reimbursed for any necessary expenditures incurred in the discharge of their duties as members of said Committee. The compensation of all agents, counsel, or other persons (who may be officers or members of the Employer) retained or employed by the Committee shall be fixed by the Committee, subject to the approval of the Compensation Committee. Any such reimbursement or payment shall be made by the Trustee out of the Trust Fund; provided, however, that all or any part of any such reimbursement or payment may be made by the Employer if it shall so determine.

          2.8  Records of the Committee
               ------------------------

               The Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all such books of account, records and other data as may be necessary or advisable in its judgment for the administration of this Plan and to reflect properly the affairs thereof, and to determine the amounts of vested and forfeitable interests of the respective Participants in the Trust Fund, and the amount of all retirement benefits or other benefits hereunder. As a part thereof, it shall maintain or cause to be maintained a separate account for each Participant, which account in each year shall reflect such information required by Paragraph 5.1(c). Any person dealing with the Committee may rely on a certificate or memorandum signed by a person who, pursuant to a written resolution of the Committee, is authorized to execute such instrument.

          2.9  Resignation and Removal of Members
               ----------------------------------

               Any member of the Committee may resign at any time by giving written notice to the other members and to the Compensation Committee, effective as therein stated or otherwise upon receipt. Any member who leaves the

Employment of the Employer shall be deemed to have resigned as a member of the Committee on the date of his termination of Employment. Any member of the Committee may at any time be removed by the Compensation Committee.

          2.10 Appointment of Successors
               -------------------------

               Upon the death, resignation or removal of any member, the Compensation Committee shall at its next regular meeting, or at a special meeting or by unanimous written consent if so desired, appoint a successor member by resolution. Notice of appointment of a successor member shall be made by an authorized member of the Compensation Committee in writing to the Trustee and to the Committee. Until receipt by the Trustee of such written notice of any change in membership of the Committee, the Trustee shall not be charged with knowledge or notice of such change.

                                  ARTICLE III

                           PARTICIPATION OF EMPLOYEES


          3.1  Eligibility to Participate
               --------------------------

               (a) Any Employee shall be eligible to become an Active Participant as of the Effective Date, provided that on such Effective Date such person is a Covered Employee.

               (b) Any Employee who is not an Active Participant solely because he is not a Covered Employee shall be eligible to become an Active Participant following commencement or recommencement of Covered Employee status, provided the Committee receives his application to enroll in the Plan within thirty (30) days following the date the Covered Employee is notified of his status as a Covered Employee and receives an application to enroll, Such Covered Employee shall become an Active Participant as soon as administratively feasible following the Committee's receipt of the properly completed application to enroll, but in no event earlier than the first day of the first payroll period after the Committee's receipt of the application. Commencement or recommencement of active participation shall be subject to such requirements as the Committee reasonably may establish regarding applications to enroll and verification of eligibility and Covered Employee status.

               (c) Any Employee who has not become an Active Participant solely because of a failure or declination to enroll within the thirty (30) day period described in Paragraph 3.1(b) shall be eligible to become an Active Participant as of any subsequent Entry Date that such person is a Covered Employee.

               (d) Any Employee who previously was an Active Participant shall be eligible to become an Active Participant again, subject to the provisions of Paragraph 3.4.

          3.2  Application for Participation
               -----------------------------

               Active Participation in this Plan by Covered Employees is voluntary. In order to become an Active Participant, except as provided in
Section 3.1(b), a Covered Employee must apply for participation prior to the

Entry Date on which he desires to become an Active Participant and must make Employee Mandatory Compensation Deferral Contributions hereunder as provided in
Article IV. Except as provided in paragraph 3.4, each applicant who is determined by the Committee to be eligible for active participation shall become an Active Participant as of the next Entry Date following such application.

          3.3  committee to Determine Eligibility
               ----------------------------------

               As soon as feasible after a properly completed application of a Covered Employee is received by the Employer, the Employer shall certify to the Committee in writing such information as the Committee may require in order to perform its duties hereunder. Any such certification of information to the Committee pursuant to this Plan shall, for all purposes of the Plan, be binding on all interested parties provided that whenever any Employee proves to the satisfaction of the Employer that his period of employment or his compensation as so certified is incorrect, the Employer shall correct such certification.

               The determination of the Committee as to the identity of the respective Participants and as to their respective interests shall be binding upon the Company or Affiliates, the Trustee, the Employees, the Participants, and all BeneficiarieS.

          3.4  Termination and Recommencement of Active Participation
               ------------------------------------------------------

               A person shall cease to be an Active Participant upon cessation of status as a Covered Employee, or upon suspension of Employee Mandatory Compensation Deferral ContributionS in accordance with paragraph 4.2. A Participant shall not be entitled to a distribution of any portion of an amount solely by reason of cessation of Active Participant status. A Participant whose Active Participant status ceases solely because such person ceases to be a Covered Employee shall again be eligible to be an Active Participant following recommencement of Covered Employee status in accordance with the provisions of paragraph 3.1(b), the terms and conditionS of the Plan as then in effect and such requirements as the Committee reasonably may establish regarding applications to enroll and verification of eligibility and Covered Employee status. A Participant whose Active Participant status ends solely by reason of suspension of Employee Mandatory Compensation Deferral

Contributions shall be eligible to recommence Active participant status in accordance with the provisions of Article IV.

          3.5  Termination of Participation
               ----------------------------

               Following admission, participation of a Participant as such shall continue until such Participant's interest hereunder shall have been distributed pursuant to the provisions of Articles VI and VII hereof, or otherwise disposed of in accordance with applicable law.

          3.6  Military Service
               ----------------

               A Participant's Employment shall be deemed to have terminated when he leaves his Employment with the Company or an Affiliate to become a member of the Armed Forces of the United States. If he returns to the Employment by the Company or an Affiliate within ninety (90) days (or such longer period as may be prescribed by law) from the date he first became entitled to his discharge (and after submitting proof of his honorable discharge), he shall receive credit for vesting purposes for such time spent in the military and if, subsequent to his becoming a member of the Armed Forces of the United States, the unvested portion of his account is forfeited pursuant to Article VI, it shall be restored to what it was prior to such military leave (adjusted to reflect investment earnings or losses for the period of military service). His vested interest in any such restored account shall be determined as provided in Paragraph 6.7.

          3.7  Leaves of Absence
               -----------------

               An Employee's Employment shall not be considered terminated for purposes of the Plan during a period of leave of absence with the consent of the Company or an Affiliate, provided that he returns to the employ of the Company or an Affiliate at the expiration of such leave. Leaves of absence shall mean leaves granted by the Company or an Affiliate, in accordance with rules uniformly applied to all Employees, for reasons of health or public service or for reasons determined by the Company or an Affiliate to be in its best interests.

                                   ARTICLE IV


                      COMPENSATION DEFERRAL CONTRIBUTIONS


          4.1  Compensation Deferral Contributions by Participants
               ---------------------------------------------------

               4.1.1  Employee Mandatory Compensation Deferral Contributions
                      ------------------------------------------------------

                      Subject to the limitations on contributions under this
Article IV, commencing as of the Effective Date each Active Participant shall contribute to the Trust Fund under the Plan for each pay Period during which he is an Active Participant a sum equal to three percent (3%) of the Compensation which otherwise would have been paid to him by the Employed for such pay Period, excluding any port ion of such Compensation Payable to him by the Employer as a bonus. An Active Participant's election to make Employee Mandatory Compensation Deferrals with respect to Compensation otherwise Payable as a bonus shall be in accordance with Paragraph 4.1.3. The Employee Mandatory Compensation Deferral Contributions of Active Participants shall be collected by the Employer by payroll deductions and shall be paid over by the Employee to the Trustee to be held and administered in trust for said Participants.

               4.1.2  Employee Voluntary Compensation Deferral Contributions
                      ------------------------------------------------------

                      Subject to the limitations on contributions under this
Article IV, any Active Participant who is making Employee Mandatory Compensation Deferral Contributions for a pay period in accordance with Paragraph 4.1.1 may also make Employee Voluntary Compensation Deferral Contributions to the Trust Fund under the Plan for each such pay Period in an amount not in excess of seven Percent (7%) of the Compensation which otherwise would have been Paid to him by the Employer for such pay period, excluding any Portion of Compensation Payable to him by the Employer as a bonus. An Active Participant's election to make Employee Voluntary Compensation Deferrals with respect to Compensation otherwise Payable as a bonus shall be in accordance with Paragraph 4.1.3. Notwithstanding the foregoing seven percent (7%) of Compensation limitation on an Active Participant's Employee Voluntary Compensation Contributions for a Payroll Period, prior to any Entry Date coinciding with the first day of a Plan Year the Committee may determine to increase the maximum percentage amount each Active Participant may defer under this Paragraph 4.1.2 for such Plan Year, up to the maximum permissible under this Article IV and Paragraph 5.1(e). The Active Participant will notify the Committee of the amount he desires to contribute. Employee Voluntary Compensation Deferral Contributions shall be made by payroll deduction and shall be paid over by the Employer to the Trustee to be held and administered in trust for said Participant. The contributions described in this Paragraph 4.l.2 and Paragraph 4.1.3(b) shall be purely voluntary.

               4.1.3  Separate Bonus Deferral Election
                      --------------------------------

                      An Active Participant's election to make Compensation Deferrals shall not apply to that portion of his Compensation payable to him by the Employer as a bonus, unless such Active Participant makes a separate Compensation Deferral election with respect to that portion otherwise payable as a bonus, as follows:

               (a) An Active Participant who is making Employee Mandatory Compensation Deferrals for a pay period in accordance with Paragraph 4.1.1 may elect to make Employee Mandatory Compensation Deferrals for each pay period in an amount equal to three percent (3%) of that portion of his Compensation which would otherwise be payable to him by the Employer for the pay period as a bonus.

               (b) An Active Participant who is making Employee Mandatory Compensation Deferrals for a pay period with respect to that portion of his Compensation otherwise payable as a bonus may also elect to make Employee Voluntary Compensation Deferrals for each pay period in an amount equal to up to ninety-seven percent (97%) of that portion of his Compensation which would otherwise be payable to him by the Employer for the pay period as a bonus.

               (c) Notwithstanding any provision to the contrary in this Plan, the effective date of an Active Participant's Compensation Deferral election with respect to the portion of such Active Participant's Compensation otherwise payable to him by the Employer as a bonus shall be determined in accordance with rules prescribed by the Committee; provided, however, such rules shall not permit a Compensation Deferral election to be made by an Active Participant on a date that is later than a date otherwise determined in accordance with Article III or this Article IV.

               4.1.4  Payover of Compensation Deferral Contributions
                      ----------------------------------------------

                      The Compensation Deferral Contributions on behalf of Active Participants shall be paid over by the Employer to the Trustee as soon as practicable after the receipt thereof, but in any event not later than the close of the Plan Year following the Plan Year to which they pertain.

          4.2  Elections to Change Compensation Deferral Contributions
               -------------------------------------------------------

               (a) Upon written notice filed with the Committee prior to an Entry Date, an Active Participant may suspend his Employee Mandatory Compensation Deferral Contributions altogether as of such Entry Date. Such Participant may recommence making Compensation Deferral Contributions as of any subsequent Entry Date by filing appropriate forms with the Committee prior to such Entry Date so long as he is a Covered Employee on such Entry Date. Employee Voluntary Compensation Deferral Contributions shall be suspended automatically during any period in which the Participants Employee Mandatory Compensation Deferral Contributions are suspended.

               (b) Upon written notice filed with the Committee prior to an Entry Date, an Active Participant may increase, decrease, or suspend altogether his Employee Voluntary Compensation Deferral Contributions as of such Entry Date.

               (c) Participants shall not be permitted to make up suspended Compensation Deferral Contributions.

          4.3  Maximum Amount Subject to Deferral
               ----------------------------------

               No Participant shall be permitted to make Compensation Deferral Contributions to this Plan in excess of $7,000 during any calendar year, as that amount may be adjusted from time to time by the Secretary of the Treasury (the "Deferral Limitation"). In the event a Participant's Compensation Deferral Contributions exceed the Deferral Limitation for any calendar year for any reason, such excess contributions and any income allocable thereto shall be returned to the Participant, as provided in Paragraph 4.5.

          4.4  Non-Applicability of Limitation on Compensation Deferrals by
               ------------------------------------------------------------
Highly Compensated Employees
----------------------------

               Participant Compensation Deferral Contributions under the Plan for the Plan Year by or on behalf of Highly Compensated Employees shall not exceed the limitations on such contributions under Section 401(k) of the Code because no Employee who is a Highly Compensated Employee is eligible to participate in this Plan. In the event Compensation Deferral Contributions are made on behalf of a Highly Compensated Employee in any Plan Year due to error or otherwise, such contributions shall be deemed to have been made due to a mistake of fact and shall be returned to the Employer in accordance with Paragraph 4.9.

          4.5  Provisions for Return of Annual Compensation Deferral
               -----------------------------------------------------
Contributions in Excess of Deferral Limitation
----------------------------------------------

               (a) In the event that due to error or otherwise, an amount of a Participant's Compensation in excess of the Deferral Limitation as defined in Paragraph 4.3 is deferred for any calendar year under this Plan pursuant to such Participant's Compensation deferral agreement (but without regard to amounts deferred under any other plan), to the extent administratively feasible, the excess Compensation Deferral Contribution, if any, together with income allocable to such amount shall be distributed to the Participant on or before the first April 15 following the close of the calendar year in which such excess contribution is made. The amount of excess Compensation Deferral Contributions that may be distributed to a Participant under this Section for any taxable year shall be reduced by any excess Compensation Deferral Contributions previously distributed to such Participant in accordance with this Paragraph 4.5 for the Plan Year beginning with or within such taxable year.

                    (i) Income on Compensation Deferral Contributions in excess of the Deferral Limitation shall be determined by multiplying the income for the calendar year allocable to the Participant's Compensation Deferral Contributions by a fraction, the numerator of which is the excess amount for the calendar year, and the denominator of which is the balance of the Participant's Compensation Deferral Account as of the last day of the calendar year, reduced by the gain allocable to such contributions for the calendar year and increased by the loss allocable to such contributions for the calendar year.

                   (ii) Allocable income for the period between the last day of the calendar year and the date of the corrective distribution may be calculated under the fractional method ((i) above), or under the "safe harbor" method set forth in the regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code. Under the "safe harbor" method, allocable income is ten (10%) of the income calculated under the fractional method for the prior calendar year multiplied by the number of calendar months since the last day of the calendar year. A distribution on or before the 15th of the month is treated as made on the last day of the preceding month, a distribution after the 15th of the month is treated as made on the first day of the next month.

                  (iii) The Committee shall not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any Compensation Deferral Contributions in excess of the limitations of this Article IV and any income allocable to such excess.

               (b) In accordance with rules and procedures as may be established by the Committee, a Participant may submit a claim to the Committee in which he certifies in writing the specific amount of his Compensation Deferral Contributions for the current or preceding calendar year which, when added to amounts deferred for such calendar year under other plans or arrangements described in Section 401(k), 408(k) or 403(b) of the Code, will cause the Participant to exceed the Deferral Limitation under Section 402(g) of the Code for the calendar year in which the deferral occurred. Any such claim must be submitted to the Committee no later than the March 1 of the calendar year following the calendar year of deferral. To the extent the amount specified by the Participant does not exceed the amount of the Participant's Compensation Deferral Contributions under the Plan for the applicable calendar year, the Committee shall treat the amount specified by the Participant in his claim as a Compensation Deferral Contribution in excess of the Deferral Limitation for such calendar year and return such excess and any income allocable thereto to the Participant, as provided in (a) above.

               (c) In the event that for any reason a Participant's Compensation Deferral Contributions in excess of the Deferral Limitation for any calendar year are not distributed to the Participant by the time prescribed in
(a) above, such excess shall be held in the

Participant's Compensation Deferral Account until distribution can be made in accordance with the provisions of this Plan.

               (d) To the extent required by regulations under Section 402(g) or 415 of the Code, any excess Compensation Deferral Contributions distributed to a Participant in accordance with this Paragraph shall be treated as an Annual Addition under Paragraph 5.1(e) for the Plan Year for which the excess Compensation Deferral Contribution was made.

          4.6  Employer's Contribution
               -----------------------

               4.6.1  Contribution
                      ------------

                      Subject to amendment or termination of the Plan and applicable limitations herein, as of the last day of each pay period following the Effective Date, the Employer will contribute for each Active Participant who has completed at least three (3) Years of Service as of the last day of such pay period an amount equal to the Participant's Compensation Deferral Contributions pursuant to Paragraph 4.1 above for the pay period not in excess of the first four percent (4%) of the Participant's Compensation for the pay period.

               4.6.2  Requirement for Net Profits
                      ---------------------------

                      Contributions by an Employer shall be made without regard to current or accumulated profits for the year; provided, however, that the Plan shall be designed to qualify as a profit sharing plan for purposes of Sections 401(a) et seq. of the Code.

               4.6.3  Entity Contributing
                      -------------------

                      The Contribution attributable to each Participant shall be made by his Employer. If a Participant has been employed by more than one Employer during any pay period, each such Employer shall be responsible for the portion of the Contribution attributable to the Compensation earned by the Participant from such Employer.

               4.6.4  Time for Payment
                      ----------------

                      The Employer shall make payment of its Contributions for each pay period in cash as soon as administratively practicable following the last day of such payroll period, provided that the total amount of the

Employer Contribution for each taxable year shall be paid in full not later than the date prescribed by the federal income tax law to entitle the Employer to a deduction for the year with respect to which said Contribution is made.

          4.7  Non-Applicability of Limitations on Matching Contributions for
               --------------------------------------------------------------
Highly Compensated Employees
----------------------------

               Employer's Contributions under the Plan for the Plan Year can not exceed the limitations on contributions on behalf of Highly Compensated Employees under Section 401(m) of the Code because no Employee who is a Highly Compensated Employee is eligible to participate in this Plan. In the event Employer Contributions are made on behalf of a Highly Compensated Employee in any Plan Year due to error or otherwise, such contributions shall be deemed to have been made due to a mistake of fact and shall be returned to the Employer in accordance with Paragraph 4.9.

          4.8  Separate Accounts
               -----------------

               The Committee shall keep or cause to be kept separate accounts for each Participant; however, the Trustee shall not be required to make physical segregation of Contributions, and the Trustee shall be authorized to hold both Employer and Participant Compensation Deferral Contributions in a common trust fund if the Trustee decides that such would be preferable for reasons of investment or management.

          4.9  Conditional Contributions
               -------------------------

               Notwithstanding anything to the contrary herein contained, contributions of the Employer shall be, and hereby are, made subject to the conditions that (l) the Plan and Trust qualify as a tax exempt plan under
Section 401 of the Code and (2) such contributions are deductible under Section 404 of the Code. In the event that the Commissioner of Internal Revenue shall determine that the Plan and Trust shall not qualify initially, any contribution of the Employer made while the Plan and Trust shall not have qualified shall be repaid to the Employer, in whole or in part, by the Trustee, within one year after the date of the denial of qualification of the Plan and Trust. In the event that the Commissioner of Internal Revenue shall determine that a deduction for the Employer's contribution shall be disallowed, the excess of such contribution over the amount that would have been contributed had there not occurred a mistake in determining the deductibility of the contribution shall be repaid to the Employer, in whole or in part, by the

Trustee, within one year after the disallowance of the deduction. In the case of a contribution of the Employer which is made by reason of mistake of fact, the excess of such contribution over the amount that would have been contributed had there not occurred a mistake of fact shall be repaid to the Employer, in whole or in part, by the Trustee, within one year after the payment of the contribution. With respect to contributions for which a deduction is disallowed or made by reason of mistake of fact, (l) earnings attributable to the excess contribution, shall not be returned to the Employer, but shall be applied as soon as administratively feasible to reduce Employer Contributions to the Plan,
(2) losses attributable thereto shall reduce the amount to be repaid and (3) if the repayment of the excess would cause the balance of a Participant's account to be reduced to less than the amount of the Participant's account had the excess contribution not been made, the amount of the repayment shall be limited to the excess of the excess contribution over the amount of the Participant's account had the excess contribution not been made. Any amounts repaid to the Employer by the Trustee pursuant to this Paragraph shall be repaid without liability therefor on the part of the Trustee, to any Participant, Beneficiary or any other person whomsoever.

               The Trustee shall have no duty to inquire into the existence of a mistake of fact when informed thereof by the Committee. By way of example, and not by way of limitation, any contribution made by the Employer which causes the Plan or any other plan to be disqualified under the provisions of Section 401(k), 401(m) or 415 of the Code shall be deemed to have been made by a mistake of fact to the extent of the portion of such contribution which would cause such disqualification.

                                   ARTICLE V

              DETERMINATION AND VESTING OF PARTICIPANTS' INTERESTS


          5.1  Determination of Participants' Interests
               ----------------------------------------

               Each participant shall be credited with:

               (a)  Allocation of Contributions: The Employer Contributions to
                    ---------------------------
the Trust Fund for a pay period calculated in accordance with paragraph 4.6.1 shall be allocated to the accounts of Active participants who have completed at least three (3) Years of Service as of the last day of the pay period. Employee Compensation Deferral Contributions to the Trust Fund for a pay period shall be allocated to the accounts of participants in the actual amounts of Compensation Deferral Contributions on behalf of such participants for the pay period.

               (b) Investment of Participants' Accounts: Contributions on behalf of a participant shall be invested in the Investment Fund established by the Committee for this purpose. The Committee shall maintain an account for each participant showing the dollar value of his current interest in the Investment Fund as of each Valuation Date.

               (c)  Allocation of Earnings of Investment Funds: Earnings,
                    ------------------------------------------
losses, gains and changes in fair market value of the Investment Fund shall be allocated as of each Valuation Date to the accounts of participants. The amount of said earnings, losses, gains and changes in fair market value shall be allocated in the ratio which the dollar value of each participant's account in an Investment Fund prior to allocation hereunder and prior to allocation of contributions under subparagraph (a) above plus one-half (1/2) of his Employee Mandatory Compensation Deferral Employee Voluntary Compensation Deferral Contributions and Employer Contributions made since the previous allocation date, less any distribution since the previous allocation date, bears to the dollar value of the accounts of all participants prior to such allocation plus one-half (1/2) of their Employee Mandatory Compensation Deferral, Employee Voluntary Compensation Deferral Contribution, and Employer Contributions made since the previous allocation date, less any distribution since the previous allocation date.

               (d)  Forfeitures: All amounts representing forfeitures described
                    -----------
in paragraph 6.5, shall be used to restore forfeitures in accordance with paragraph 6.5 or to reduce the amount the Employer agrees to pay to the

Trustee as its Contribution hereunder and shall be allocated as a portion of the Employer Contribution under Paragraph 5.1(a). The amount represented by forfeitures shall not be applied to increase the benefits any Participant would otherwise receive hereunder at any time prior to the termination of the Trust or upon complete discontinuance by the Employer of contributions hereunder.

               (e)  Overall Contribution Limitation: Notwithstanding the
                    -------------------------------
foregoing provisions of this Paragraph 5.1, the annual additions allocated to the account of any Participant, together with the annual additions to his account in any other defined contribution plan, as defined in Section 414(i) of the Code maintained by the Company or an Affiliate shall not for any Plan Year (the "Limitation Year") exceed the lesser of (1) twenty-five percent (25%) of such Participant's Limitation Earnings or (2) $30,000 (or if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in Section 415(b) of the Code as in effect for the Plan Year). For purposes of this Subparagraph (e), annual additions for a Plan Year shall mean the sum for such Plan Year of (l) the Participant's share of Employer Contributions, (2) such Participant's Compensation Deferral Contributions, (3) any forfeitures allocated to the Participant, and (4) any amounts described in Section 415(l)(1) or 419(A)(d)(2) of the Code, but shall not include the amount of any rollover contributions as that term is used in Section 415(c)(2) of the Code or any transfers from another tax-qualified plan.


               (f)  Combined Plan Limitation: In the event a Participant
                    ------------------------
hereunder notifies the Committee that he also is a participant in any qualified defined benefit plan (within the meaning of Section 415(k) of the Code) of the Company or an Affiliate, then the benefit payable under such other defined benefit plan, or any of them, shall be reduced for so long and to the extent necessary to provide that the sum of the "defined benefit fraction" as defined and the "defined contribution fraction" as defined in Section 415(e) of the Code, for any Plan Year shall not exceed 1.

               (g)  Corrective Adjustments: In the event that corrective
                    ----------------------
adjustments in any Participant's account are required pursuant to Subparagraph 5.1(e), the annual addition to his account shall be reduced by one or more of the following corrective adjustments, as determined by the Committee:

                    (i) Return to the Employer of that portion, or all of the Employer Contributions under Subparagraph 5.1(a) required to ensure compliance with Subparagraph 5.1(e);

                   (ii) Return to the Employer that portion, or all, of the Participant's Employee Voluntary Compensation Deferral Contributions under Paragraph 4.1 required to ensure compliance with Subparagraph 5.1(e);

                  (iii) Return to the Employer that portion, or all, of a Participant's Employee Mandatory Compensation Deferral Contributions under Paragraph 4.1 required to ensure compliance with Subparagraph 5.1(e).

The amount of any Participant's Compensation Deferral Contributions returned to the Employer in accordance with this Paragraph shall thereafter be paid to the Participant as current Compensation, after the withholding of any federal, state or local income taxes on such amount.

               (h) For purposes of Subparagraphs 5.1(e), (f), and (g), the status of an entity as an Affiliate shall be determined by reference to the percentage tests set forth in Code Section 415(h).

          5.2  Vesting of Participants' Interests
               ----------------------------------

               A Participant shall always be 100% vested in the value of all accounts attributable to his Compensation Deferral Contributions to this Plan. A Participant shall be vested in accounts attributable to Employer's Contributions to this Plan under Paragraph 4.6.1 of Article IV and allocated to him under Paragraph 5.1 of this Article V, in accordance with the following schedule (subject to the provisions of Section 5.3):


          Years of Service         Percentage Vested
          ----------------         -----------------
          Less than 3                      0%

                    3                     30%

                    4                     40%

                    5                     60%

                    6                     80%

                    7                    100%

provided, that when any Participant shall reach his Normal Retirement Date or shall die or shall suffer Total and Permanent Disability (in each such case while an Employee), his entire interest in the Trust Fund shall become vested without regard to his period of Employment. Any portion of the interest of a Participant which shall not have become vested, as herein provided, shall be a forfeitable interest.

               Any interest in the Trust Fund shall be and become payable to such Participant or his Beneficiaries only as and to the extent provided in this Plan; and a Participant or former Participant" who dies having designated a Beneficiary, shall cease to have any interest hereunder or in his separate trust account, and his Beneficiary shall become entitled to payment thereof as herein provided by virtue of the terms of this Plan and not as a result of any transfer of said interest or account.

               For purposes of computing Years of Service for use in the application of Paragraph 4.6.1 and this Paragraph 5.2, the following rules shall apply:

               (a) Years of Service credited to a Participant subsequent to the Participant's incurring five (5) consecutive One Year Breaks in Service shall not be taken into account for purposes of calculating the percentage of vesting of that portion of such Participant's"account which is attributable to Employer Contributions made prior to the first such One Year Break in Service.

               (b) In the case of a Participant who has not completed at least three (3) Years of Service, if such a Participant sustains at least five (5) consecutive One Year Breaks in Service, Years of Service before the first such One Year Break in Service shall not be taken into account for purposes of the allocation of the Employer Contributions in accordance with Paragraph 4.6.1 or calculating the percentage of vesting of that portion of such Participant's account which is attributable to Employer Contributions made after the last such One Year Break in Service. (Such aggregate number of Years of Service before the first such break shall not include any Years of Service not required to be taken into account by reason of any prior One Year Break in Service.)

          5.3  Forfeiture For Cause
               --------------------

               To the extent permitted by applicable law, the Committee shall cause any and all of the Employer Contributions credited to a Participant'S account, including earnings credited thereon in accordance with Paragraph 5.1(c), to be forfeited (subject to the provisions of Section 6.5) if the participant has not completed at least-five (5) Years of Service and the Committee at any time determineS that:

               (a) The participant has been convicted in a court of law of the crime of embezzlement of funds or assets of the Employer or of its nursing home residents;

               (b) The participant has consciously and intentionally divulged Employer confidential information to the competitors of the Employer which is clearly and unequivocally detrimental to the Employer and such action has been fully and completely documented under oath;

               (c) The participant has engaged in other criminal conduct which is clearly and unequivocally detrimental to the Employer, and such conduct has been fully and completely documented under oath; or

               (d) Within the two (2) years immediately following his termination of Employment with the Employer, the participant engages in any capacity in a business other than National Medical Enterprises or one of its subsidiaries that is in substantial, direct competition with the business of, and in the geographical areas served by, any of the operating units, including the Corporate office of Hillhaven for which the Employee worked during the three
(3) years immediately preceding his or her termination.

          5.4  Election of Former Vesting Schedule
               -----------------------------------

               In the event the vesting schedule of this Plan is amended within the meaning of Code Section 411(a)(10), then, to the extent required by said
Section 411(a)(10), any participant who has completed at least three (3) Years of Service, may elect to have his vested interest in Employer Contributions determined without regard to such amendment by notifying the Committee in writing during the election period as hereafter defined. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:

               (a) the date which is sixty (60) days after the date the amendment is adopted;

               (b) the date which is sixty (60) days after the day the amendment becomes effective; or

               (c) the date which is sixty (60) days after the day the Participant is issued written notice of the amendment by the Committee. Such election shall be available only to an individual who is a Participant at the time such election is made and such election shall be irrevocable.

          5.5  Changes in Vesting Schedule
               ---------------------------

               In the event that the vesting schedule of this Plan is amended, the vested interest of any person who is a Participant on the date such amendment is adopted, or on the effective date of such amendment, if later, shall not be less than the vested interest computed under the Plan without regard to such amendment.

                                   ARTICLE VI


                 PAYMENT OF BENEFITS OTHER THAN DEATH BENEFITS


          6.1  Termination of Employment
               -------------------------

               (a) If a Participant's Employment terminates for any reason other than death, the Participant shall be entitled to a payment of his vested interest in the Trust in the form of distribution provided in Paragraph 6.3, commencing as provided in Paragraph 6.2. No distribution shall be made under this or any other provision of this Plan of any amount which has not become vested under the express provisions of this Plan. In the event a Participant's Employment terminates but his Employment has recommenced prior to the distribution of his entire vested interest, any undistributed portion of his vested interest shall remain in the Plan until such Participant's account again becomes distributable due to termination of Employment.

               (b) Notwithstanding the foregoing, if a Participant ceases to be an Employee by reason of a transaction described in Code Section 401(k)(10)(A)(ii) or (iii), such Participant shall be entitled to distribution of his entire vested interest in the Trust Fund under this Article VI as if, for purposes of this Plan only, such event constitutes a termination of Employment.

          6.2  Commencement of Benefits
               ------------------------

               (a) A Participant's vested interest in the Trust that becomes payable for any reason shall be distributed as soon as practicable following such Participant's attainment of age seventy (70) and not later than the April 1 following the calendar year in which the Participant attains age seventy and one-half (70 1/2), unless (i) the Participant elects, in accordance with the following provisions of this Paragraph 6.2, distribution as of an earlier date which is administratively practicable and acceptable to the Committee following the Committee's verification of termination of Employment and any other relevant information, or (ii) the provisions of Paragraph 6.4 apply.

               (b) In the case of a Participant whose distributable interest, determined as of the Valuation Date immediately preceding the date of the Participant's termination of Employment, adjusted as provided in Paragraph 1.44, exceeds thirty-five hundred dollars ($3,500), distribution shall be made as soon as administratively practicable following the valuation Date coinciding with or next following the later of (i) the Participant's termination of Employment, or
(ii) the receipt by the Committee of the properly completed application of the Participant, and any other required documentation to request distribution, including the Participant'S consent to the distribution in accordance with (d) below. The amount to be distributed shall be the Participant's account balance as of the Valuation Date last preceding the date of distribution, adjusted as provided in Paragraph l.44.

               (c) If a Participant described in (b) above fails to consent to distribution of his distributable interest following the Participant's termination of Employment such a Participant shall be deemed to have made an election to defer distribution. to attainment of age seventy (70), unless prior to and in accordance with (b) above, the Participant submits a request for an earlier distribution.

               (d) Any written consent by a Participant to receive distribution of his distributable interest prior to his attainment of age seventy (70) shall not be valid unless such consent is made both (A) after the Participant receives a written notice advising him of his right to defer distribution to his attainment of age seventy (70) and (B) within the ninety (90) day period ending on the Participant's "Benefit Payment Date." The notice to the Participant advising him of his right to defer distribution shall be given no less than thirty (30) nor more than ninety (90) days prior to the Participant's Benefit Payment Date. For purposes of this Subparagraph (d), "Benefit Payment Date" shall mean the first day of the first period for which the Participant's distributable interest is paid.

          6.3  Normal Form of Benefits. The distributable interest of a
               -----------------------
Participant shall be paid in a single sum payment.

          6.4  Automatic Cashouts
               ------------------

               Notwithstanding the preceding provisions of this Article VI or the provisions of Article VII, if the value of a Participant's distributable interest, determined as of the Valuation Date immediately preceding the date of the Participant's termination of Employment, adjusted as provided in Paragraph
1.44 does not exceed thirty-five hundred dollars ($3,500), the Committee shall direct that the distributable interest be paid in a single sum as soon as practicable following such termination of Employment, without regard to whether the Participant consents to payment prior to the Participant's attainment of age seventy (70). The amount to be distributed shall be the Participant's account balance as of the Valuation Date preceding the date his Employment terminated, adjusted as provided in Paragraph 1.44.

          6.5  Forfeitures: Restoration
               ------------------------

               (a) Any non-vested amounts held in the Trust shall be forfeited as of the earlier of the date the Participant's total distributable interest is paid to him, or the date such Participant incurs five (5) consecutive One Year Breaks in Service.

               (b) Any amounts forfeited by Participants during the Plan Year in accordance with Subparagraph (a) above shall be applied to reduce Employer Contributions to the Plan.

               (c) A Participant whose distributable interest is paid prior to sustaining five (5) consecutive One Year Breaks in Service and who subsequently is reemployed as an Employee prior to incurring five (5) consecutive One Year Breaks in Service, shall notify the Committee of such reemployment (and supply the Committee with such information regarding the Participant's Employment and participation as the Committee may require). As soon as practicable following such notification (and furnishing of such information to the Committee), if the Committee determines that the Participant is entitled to a restoration, the Participant shall be fully restored in amounts forfeited in accordance with (a) above (without adjustment of such forfeited amounts for Trust gain or loss occurring between the date of forfeiture and the date of restoration). Such restored amounts may be paid from forfeitures in the Plan Year of restoration, or succeeding Plan Years, if necessary. Any subsequent distribution of benefits shall be offset by an amount reflecting the distributable interest previously paid to the participant, so that the distribution is computed as follows:

                    (i) First, the values P, AB, D, and R shall be determined, where P is the vested percentage applicable to such distribution, AB is the value for purposes of such distribution of the Participant's accounts attributable to Employer's Contributions to this Plan under Paragraph 4.6.1 and allocated to him under Paragraph 5.1, D is the amount previously distributed to the Participant with respect to Employer Contributions to this Plan under Paragraph 4.6.1 and allocated to him under Paragraph 5.1, and R is the ratio of AB to the amount previously forfeited.

                    (ii) Second, the Employee's vested portion of the accounts attributable to Employer's Contributions to this Plan under Paragraph 4.6.1 and allocated to him under Paragraph 5.1 shall not be less than amount ("X") determined by the formula:

                     X = (P (AB + (R x D))) - (R x D).

These rules shall in all cases be applied so that the distribution is determined in a manner consistent with Treas. Reg. (S) 1.411(a)-7(d).

          6.6  Facility of Payment
               -------------------

               If any payee under the Plan is a minor, or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him, the Administration Committee may have such payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting such payee, unless it has received due notice of claim therefor from a duly appointed guardian of such payee. Any such payment shall be a payment for the account of such payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to such payee.

          6.7  Special Distribution Rules
               --------------------------

               Notwithstanding the provisions of Paragraph 6.2 relating to distribution of benefits to a Participant prior to his attainment of age seventy
(70), distribution of a Participant's vested interest in the Plan shall be paid or commence to be paid within sixty (60) days following the later of (i) the Plan Year in which he attains age sixty-two (62), or (ii) the Plan Year in which his termination of Employment occurs; provided, however, that if an election by the Participant is required to be made for distribution to commence, such election is filed with the Committee in a timely manner.

          6.8  Withdrawal of Compensation Deferrals by Participants
               ----------------------------------------------------

               Subject to the succeeding provisions of this Paragraph 6.8, while still employed by the Employer, a Participant may make a withdrawal of his Compensation Deferral Contributions.

               (a) A withdrawal of a Participant's Compensation Deferral Contributions may be made in accordance with rules of uniform application which the Committee may from time to time prescribe; provided, however, that no Participant may make a withdrawal from such Account prior to a determination by the Committee that such Participant has a hardship need determined in accordance with (b) below, and such withdrawal is necessary on account of such need, in accordance with (c) below.

               (b) For purposes of this Paragraph 6.8, a withdrawal may be considered to be on account of a hardship need if the Committee determines that such withdrawal is necessary to meet an immediate and heavy financial need of the Participant. In accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code, an immediate and heavy financial need shall include, but shall not be limited to, the following:

                    (i) A medical need incurred by the Participant, his Spouse or dependents;

                   (ii) The purchase of primary residence for the Participant (excluding mortgage payments);

                  (iii) Payment of tuition for the next semester or quarter of post-secondary education for the Participant, his Spouse, children, or dependents;

                   (iv) The need to prevent either the eviction of the Participant from his principal residence or the foreclosure of a mortgage on such principal residence.

               (c) For purposes of this Paragraph 6.8, a withdrawal will be treated as necessary on account of a hardship need of the Participant to the extent the amount of the withdrawal is not in excess of the amount required to meet such hardship need and to the extent such hardship may not be satisfied from other resources reasonably available to the Participant. A distribution generally may be treated as necessary on account of a hardship need of a Participant if the Committee reasonably relies on the Participant's written representations to the Committee that the hardship cannot be relieved

                    (i) through reimbursement or compensation by insurance or otherwise,

                   (ii) by reasonable liquidation of assets, if such liquidation would not itself cause an immediate and heavy financial need,

                  (iii) by the cessation of Participant Compensation Deferral Contributions to the Plan, or

                   (iv) by other distributions or non-taxable loans from plans of the Company or any other Employer, or by borrowing from commercial sources on reasonable commercial terms.

For purposes of this Paragraph 6.8, a Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant.

               (d) The amount available for withdrawal shall not exceed the lesser of (i) the amount of the hardship need, or (ii) the Participant's Compensation Deferral Contributions (less any amounts previously withdrawn). The Participant's Compensation Deferral Contributions shall be determined as of the Valuation Date which occurs at least thirty (30) days prior to the delivery of the Participant's written request for withdrawal to the Committee, plus any Compensation that was deferred after such Valuation Date pursuant to such Participant's Compensation deferral agreement. If the total amount of the Participant's Compensation Deferral Contributions available for withdrawal, calculated as provided in this subsection (d) is more than five hundred dollars ($500) the minimum amount which may be withdrawn shall be five hundred dollars ($500). If the total amount of such Participant's Compensation Deferral Contributions available for withdrawal is five hundred dollars ($500) or less, the total available amount must be withdrawn.

               (e) Distribution of a hardship withdrawal shall be made within sixty (60) days after the approval by the Committee of the Participant's written request for the hardship withdrawal.

                                  ARTICLE VII

                           DISTRIBUTIONS UPON DEATH;
                         DESIGNATIONS OF BENEFICIARIES


          7.1  Form of Death Benefits Provided
               -------------------------------

               (a) In the case of a Participant who dies before payment of his distributable interest, his interest which becomes available for distribution on account of death shall be paid to the Participant's Beneficiary in a single sum payment within one (1) year after the interest becomes available for distribution.

               (b) In the case of a Participant who dies after payment of his distributable interest, no benefits shall be payable to any person.

               (c) For purposes of this Paragraph 7.l, the value of a Participant's distributable interest shall be the Participant's account balance, adjusted as provided in Paragraph 1.44, as of the Valuation Date last preceding the date as of which the Participant's interest is distributed.

               (d) A Participant's interest in the Trust which becomes distributable by reason of the Participant's death shall be distributed as soon as practicable after the Committee receives the necessary documentation of the Participant's death.

          7.2  Designation of Beneficiary
               --------------------------

               (a) Whenever a Participant may be permitted to designate a Beneficiary to receive benefits under this Plan, such designation shall be made, pursuant to a Qualified Election, by the execution and delivery to the Committee of an instrument in a form satisfactory to the Committee. A Participant shall have the right to change or revoke any such Beneficiary designation by filing a new designation and notice of revocation with the Committee, and, subject to the rules governing Qualified Elections, no notice to any Beneficiary nor consent by any Beneficiary shall be required to effect any such change or revocation.

               (b) If a deceased Participant shall have failed properly to designate a Beneficiary, or if the Administration Committee receives no response from a designated Beneficiary after giving notice to such

Beneficiary by certified mail to such person at his last known address as shown in the Plan's records (or if the certified letter is returned to the Committee by the United States Postal Service as undeliverable), or if for any reason the designations shall be legally ineffective, or if all Beneficiaries shall have predeceased the Participant, any distribution required to be made under the provisions of this Plan from the Trust Fund shall be made by payment: (i) in the form of a single sum, to the person to whom the Participant lawfully is married as of the date of the Participant's death, or if no such Spouse survives, (ii) in a single sum, to the qualified representative of Participant's estate who files notice of a claim with the Committee, provided however, that if no qualified representative of the deceased Participant's estate has filed notice of a claim within one year following the Participant's death, the Committee in its discretion may (I) make the distribution under this Subparagraph (b) to such persons as establish to the satisfaction of the Committee that they are heirs at law of the Participant, or (II) deposit such distributable amount into a general account at Trustee's bank which holds such undeliverable distributions; provided, however, that Trustee's bank may cause property held by it to escheat to the State of Washington or to such other state as may be required or permitted by applicable law.

               (c) The determination by the Committee as to which persons, if any, qualify within the foregoing categories (including the categories referred to in Subparagraphs (b)(i) and (ii)) shall be final and conclusive upon all persons. In the event that the deceased Participant was not a resident of Washington at the date of his death, the Committee, in its discretion, may require the establishment of ancillary administration in Washington.

          7.3  Additional Requirements for Distribution
               ----------------------------------------

               (a) The Committee or Trustee, or both, may require the execution and delivery of such documents, papers and receipts as the Committee or Trustee may determine necessary or appropriate in order to establish the fact of death of the deceased Participant and of the right and identity of any Beneficiary or other person or persons claiming any benefits under this Article VII.

               (b) The Committee or the Trustee, or both, may as a condition precedent to the payment of death benefits hereunder, require an inheritance tax release and/or such security as the Committee or Trustee, or both, may deem appropriate as protection against possible liability for state or federal death taxes attributable to any death benefits.

          (c) Notwithstanding any other provision in this Article VII regarding the time within which a Participant's distributable interest will be paid, if, in the opinion of the Committee, there are or reasonably may be conflicting claims or other legal impediments to the payment of such distributable interest to a payee, such payment may be delayed for so long as is necessary to resolve such conflict, potential conflict, or other legal impediment, but not beyond the date permitted by applicable law.

                                  ARTICLE VIII

                       CONTINUANCE AND AMENDMENT OF PLAN


          8.1  Continuance of the Plan Not a Contractual Obligation of the
               -----------------------------------------------------------
Company
-------

               It is the expectation of the Company that it will continue this Plan indefinitely, but the continuance of this Plan is not assumed as a contractual obligation by the Company, and is not a consideration for or an inducement or condition of the employment of any person and the right is reserved to the Company by action of its Board of Directors at any time to discontinue this Plan, which action shall be binding on all Affiliates. The discontinuance of this Plan by the Company shall not have the effect of revesting in the Company or any Affiliate any part of the Trust Fund.

               Upon the termination or partial termination of the Plan or complete discontinuance of contributions by Board resolution or otherwise, the interests of affected Participants at such times shall thereupon be nonforfeitable and the Trustee shall continue to administer the Trust in accordance with the provisions hereof.

               Notwithstanding any provision to the contrary in this Paragraph, a termination or partial termination shall not be deemed to occur by reason of any event unless such event is required by Code Section 411 to be treated as a termination or partial termination, and further, Participant's interests in the Plan in the case of such event shall vest only to the extent required by Code
Section 411.

          8.2  Plan Merger or Consolidation
               ----------------------------

               Notwithstanding the foregoing provisions hereof, no merger or consolidation of this Plan with any other plan, nor transfer of the assets or liabilities of this Plan to any other plan, shall be permitted or be effective unless the provisions of such merged, consolidated or transferee plan are such that each participant of this Plan would, if said new plan were terminated immediately following said merger consolidation or transfer, receive a benefit equal to or greater than each said participant would have received had this Plan been terminated immediately prior to such merger, consolidation or transfer.

          8.3  Distribution of Trust Fund on Termination or Partial Termination
               ----------------------------------------------------------------
of Plan
-------

               If the Plan shall at any time be deemed terminated or partially terminated within the meaning of Section 411 of the Code, the Committee shall determine or cause to be determined the value of the Trust Fund and of the respective interests of the Participants and the manner of disposition of Participants' interests. To the extent permitted by Code Section 401(k)(10)(A)(i) following the termination or partial termination of the Plan, the Committee may direct the Trustee to distribute each affected Participant's interest in the Trust Fund in accordance with the applicable provisions of
Article VI without regard to whether such Participant's Employment is then terminated.

          8.4  Amendments
               ----------

               The Company, by action of the Compensation Committee, may at any time and from time to time amend this Plan; provided, however, that no amendment shall be made at any time pursuant to which the Trust Fund may be diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries; and provided further, that no amendment shall decrease the percentage of the interest of any Participant which shall theretofore have become vested, nor shall any amendment discriminate in favor of Employees who are officers, shareholders, or highly compensated Employees. Any amendment of the Plan by the Company shall be binding on each Affiliate, without any further action by any such Affiliate.

               Notwithstanding anything herein to the contrary, however, the Plan may be amended at any time if necessary to conform to the provisions and requirements of the Act and the Code, or any amendments thereto, or regulations issued pursuant thereto, or any similar act or any amendments thereto, and no such amendment shall be considered prejudicial to any interest of any Participant hereunder or his Beneficiaries.

                                  ARTICLE IX

                       ADMINISTRATION OF THE TRUST FUND


          9.1  The Trust Agreement
               -------------------

               Concurrently with the adoption of this Plan, the Company has executed a Trust Agreement providing for the administration of the Trust Fund by [to be determined], herein called "Trustee," containing such provisions as the Company has deemed appropriate with respect to the powers and authority of the Trustee as to the investment and reinvestment of the Trust Fund, the income therefrom and the general administration thereof, subject to the right of the Committee to direct the Trustee with respect to investment of the Trust Fund and to remove therefrom any such investment as hereinbefore provided, the limitations on the liability of the Trustee, on authority of the Committee to settle the accounts of the Trustee on behalf of all persons having any interest in the Trust Fund, and from time to time to appoint a new Trustee in place of any then acting Trustee of the Trust Fund. All taxes upon or in respect of the Trust Fund or its assets and all expenses of administration (including reasonable compensation of the Trustee, its agents and counsel) of the Trust Fund and special trust accounts established pursuant to this Plan shall be withdrawn by the Trustee from the Trust Fund, or, as to items clearly allocable to any special trust account, from such special trust account prior to distribution thereof, unless the Company shall elect to bear such expenses. At the election of the Company, any or all expense incurred in the preparation or adoption of the Plan or Trust Agreement may be chargeable to and withdrawn from the Trust Fund or said expenses may be borne by the Company. The Trust Agreement shall be deemed to form a part of this Plan, and any and all rights or benefits which accrue to any person under this Plan shall be subject to all the terms and provisions of said Trust Agreement insofar as they are not in direct conflict with this Plan.

                                   ARTICLE X

                                 MISCELLANEOUS


          10.1 Right of Company and Affiliates to Dismiss Employees
               ----------------------------------------------------

               The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Company or Employer or any Affiliate and any Employee, or to be a consideration for or an inducement or condition of the Employment of any person. Neither the action of the Company in establishing this Plan nor any action taken by it or by the Committee under the provisions hereof, nor any provisions of this Plan shall be construed as giving to any Employee the right to be retained in its employ or the employ of an Affiliate or any right to any payment whatsoever except to the extent of the benefits provided for by this Plan to be paid from the Trust Fund. The Company and its Affiliates expressly reserve the right at any time to dismiss any Employee without any liability for any claim either against the Company or any of its Affiliates or against the Trust Fund for any payment whatsoever except to the extent provided for in this Plan.

          10.2 Benefits Provided Solely From the Trust Fund
               --------------------------------------------

               All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and the Employer assumes no liability or responsibility therefor.

          10.3 Notice of Participants to be Filed with Committee
               -------------------------------------------------

               Whenever provision is made herein that a Participant may exercise any option or designate any Beneficiary, the action of each Participant shall be evidenced by a written notice thereof signed by the Participant on a form, if any, furnished by the Committee for such purpose and filed with such Committee, which shall not be effective until received by the Committee.

          10.4 Plan Intended to Conform to Provisions of Federal Internal
               ----------------------------------------------------------
Revenue Code Relative to Employee's Trusts
------------------------------------------

               It is the intention of the Company that it shall be impossible for any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries. This Paragraph shall be construed to follow the spirit and intent of the present Act, Code and Regulations or any future federal law and regulations governing trusts for the exclusive benefit of employees, to the end that the Trust Fund shall be incapable of such diversion, whether by operation or natural termination of the Trust by power of revocation, by amendment or by any other means, except as expressly allowed by any such law or regulations.

          10.5 Amendment and Successor Code or Act or Sections Thereof
               -------------------------------------------------------

               Whenever a reference is made in this Plan to the Code or Act or to a section of the Code or Act, such reference shall be deemed to refer to such Code or Act or section as the same may be amended from time to time, and to any successor Code or Act or section thereto.

          10.6 Claims Procedure
               ----------------

               10.6.1  Filing of Claims
                       ----------------

                       If a Participant, former Participant, or Beneficiary does not receive payment of the benefits to which such person believes he is entitled under the Plan or has any other grievance with respect to his benefits under the Plan, such person or his authorized representative (such person or his authorized representative, if any, is hereinafter referred to as the "Claimant") may make a claim in the manner herein provided. For purposes of this Paragraph 10.6, the pension benefit election form completed by a Participant or a Beneficiary shall not be deemed a claim, and such requesting party shall not be deemed a Claimant. All claims under the Plan shall be made in writing, signed by the Claimant and submitted to the Claims Coordinator to be designated from time to time by the Committee. The Claims Coordinator shall be designated by the Committee and may be, but need not be, an Employee or a member of the Committee. The Claims Coordinator may require all claims to be filed on forms supplied by him. Each claim shall contain sufficient information (other than information available to the Committee and the Claims Coordinator from their own records) to allow the Claims Coordinator to make a determination as to said claim; a claim shall not be deemed to be properly filed unless it contains such sufficient information. If a claim does not contain such sufficient information, the Claims Coordinator shall indicate to the Claimant any additional information which is necessary for the Claims Coordinator to make a determination as to the claim. The Claims Coordinator shall consider each claim which is properly filed and shall issue his determination thereon in writing within ninety (90) days after the date on which such claim is properly filed, unless special circumstances require an extension of time for processing the claim, in which event the Claims Coordinator shall
(a) furnish the Claimant with written notice of such extension within ninety
(90) days after the date on which the claim is properly filed, and (b) issue his written determination on the claim not later than one hundred eighty (180) days after the date on which the claim is properly filed. If the claim is granted, the appropriate distribution, adjustment or other action shall be made or taken. If the Claims Coordinator denies the claim in whole or in part, he shall furnish a copy of his written determination to the Claimant upon the issuance thereof, and such written determination shall set forth, in a manner calculated to be understood by the Claimant, the following information:

               (a)  The specific reasons for the denial;

               (b) Specific references to the pertinent Plan provisions upon which the denial is based;

               (c) An explanation of the appeals procedure and arbitration provisions of this Plan.

               If the Claims Coordinator takes no action on a claim within ninety (90) days after it is properly filed, the Claims Coordinator shall be deemed to have denied such claim for purposes of the appeals procedure set forth in Paragraph 10.6.2 of this Article X.

               10.6.2  Appeals Procedure
                       -----------------

                       If the Claims Coordinator denies a claim in whole or in part, the Claimant who made such claim may appeal from such denial. Such appeal must be submitted in writing and signed by the Claimant within sixty (60) days after the denial is communicated to the Claimant. The Committee may require appeals to be made on forms supplied by it. An appeal may be accompanied by such issues, comments and documentation as the Claimant deems pertinent. The Claimant may review pertinent documents at reasonable times throughout the period beginning with the communication to the Claimant of the denial of the claim and ending with the date of the communication to the Claimant of the decision reached by the Committee upon the Claimant's appeal. The Committee, in its discretion, may hold a hearing on any appeal upon reasonable notice to the Claimant. The Committee shall issue its written decision on each appeal within sixty (60) days after the receipt thereof, unless special circumstances (such as the need to hold a hearing or obtain additional information) require an extension of the time for processing the appeal, in which event the Committee shall issue its decision as soon as possible but not later than one hundred twenty (120) days after the date on which the appeal was filed. Each decision issued by the Committee shall set forth, in a manner calculated to be understood by the Claimant, the specific reasons for the decision, specific references to the pertinent Plan provisions on which the decision is based and an explanation of the arbitration provisions set forth in Paragraph 10.6.3 of this Article X. If the Committee fails to issue a written decision on an appeal within one hundred twenty (120) days after the date on which the appeal was filed, the Committee shall be deemed to have denied the appeal.

               10.6.3  Arbitration
                       -----------

                       A Claimant may contest the Committee's denial of his appeal only by submitting the matter to arbitration. In such event, the Claimant and the Committee shall select an arbitrator from a list of names supplied by the American Arbitration Association in accordance with such Association's procedures for selection of arbitrators, and the arbitration shall be conducted in accordance with the rules of such Association. The arbitrator's authority shall be limited to the affirmance or reversal of the Committee's denial of the appeal, and the arbitrator shall have no power to alter, add to or subtract from any provision of this Plan or the Trust Agreement. Except as otherwise required by the Act, the arbitrator's decision shall be final and binding on all parties, if warranted on the record and reasonably based on applicable law and the provisions of this Plan and the Trust Agreement. No action for distribution of benefits or with respect to a Participant's, former Participant's or Beneficiary's interest in the Plan shall be brought in any court unless and until all of his rights and remedies under this Paragraph 10.6. including the arbitration provisions of this Paragraph 10.6.3. have been exhausted.

          10.7 Context to Control
               ------------------

               The headings of articles and paragraphs are included solely for convenience or reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

          10.8 Gender and Number
               -----------------

               Any gender, including neuter, shall include the other(s) and the singular shall include the plural, and vice versa.

          10.9 More Than One Capacity
               ----------------------

               Any person or group of persons may serve in more than one fiduciary capacity with respect to this Plan and/or the Trust created hereunder, including service both as a Trustee or Co-Trustee and as a member of the Committee.

         10.10 Service of Process
               ------------------

               Any member of the Committee who is then acting as such or the chief legal officer of The Hillhaven Corporation shall be authorized to receive service of process on behalf of the Plan.

         10.11 Indemnification
               ---------------

               The Company hereby agrees to indemnify and hold harmless any member of the Committee, the Claims Coordinator, any member of the Compensation Committee and any member of the Board of Directors and any other Employee (including any "executive officer" as such term is used in rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934), and the estate and heirs of such Committee member, Claims Coordinator, Board member or Employee, from and against any and all liabilities, expenses, penalties, costs, damages or losses (including, without limitation, reasonable attorneys' fees and court costs) incurred by such Committee member, Board member, Employee, estate or heirs arising out of or in connection with any actual or alleged act or omission of such person in connection with the operation or administration of the Plan or the Trust Fund; provided, however,
(a) the Company shall not indemnify or hold harmless any such Committee member, Claims Coordinator, Board member, Employee or estate or heirs from or against any such liability, expense, penalty, costs, damage or loss to the extent that such liability, expense, penalty, cost, damage or loss is covered by fiduciary liability insurance, (b) the Employer shall not indemnify or hold harmless any such Committee member, Claims Coordinator, Board member, Employee or estate or heirs from any liability, expense, penalty, cost, damage or loss arising out of or in connection with the willful misconduct of such Committee member, Claims Coordinator, Board member or Employee, and (c) in no event shall the Company's duty to indemnify any such Committee member, Claims

Coordinator, Board member, Employee, estate or heirs be satisfied out of Plan assets.

         10.12 Missing Participants
               --------------------

               If the Trustee is unable to effect delivery of any amount payable hereunder to the Participant entitled thereto, it shall so advise the Committee and the Committee shall give written notice by certified mail to such Participant at his or her last known address as shown in the Plan's records. If there is no response to such certified notice or the certified letter is returned to the Committee by the United States Postal Service as undeliverable, then in that event the Committee shall so advise the Trustee. The Trustee, upon such notice, shall deposit the amount payable to such Participant into a general account at Trustee's bank which holds such undeliverable distributions; provided, however, that Trustee's bank may cause property held by it to escheat to the State of Washington or to such other state as may be required or permitted by applicable law.

         10.13 Administrative Mistake
               ----------------------

               Notwithstanding anything to the contrary herein contained, if the Committee should discover that a mistake has been made in crediting Compensation Deferral Contributions or Employer contributions, or earnings to the account of any Participant, the Committee may request the Employer to make a special contribution to the account of said Participant and may take any other administrative action which it deems necessary or appropriate to remedy the mistake in question. If the Committee should discover that a mistake has been made in calculating the amount of any excess Compensation Deferral Contributions, or earnings on such excess amount, which amount is required to be distributed to a Participant, as provided in Paragraph 4.5, the Committee may take such administrative action as it deems necessary or appropriate to remedy the mistake in question.

         10.14 Information to be Furnished to Committee
               ----------------------------------------

               For the purpose of enabling the Committee to determine the portion of the Participant's interest in the Trust Fund which is vested and distributable, the Company or its Affiliate shall certify to the Committee in writing any of the following information specified by the Committee as soon as possible following the Participant's

(a) retirement, or (b) death, or (c) possible Total and Permanent Disability,
(d) termination of Employment, or (e) the occurrence after termination of Employment of one or more One Year Break(s) in Service:

                    (i)  Name, address, and Social Security number;

                   (ii) Date on which Participant shall have retired or died or on which his Employment otherwise terminated;

                  (iii)  Number of Years of Service;

                   (iv)  Reason for termination of Employment; and

                    (v) The date upon which any One Year Break in Service occurs subsequent to a termination of Employment.

         10.15 Spendthrift Trust Provisions
               ----------------------------

               Except as otherwise provided under this Plan, all distributions by the Trustee shall be paid only to the person or persons entitled thereto, and all such payments shall be made directly into the hands of such person or persons and not into the hands of any other person or corporation whatsoever, to the end that said payments shall not be liable for the debts, contracts, or engagements of any such designated person or persons, or taken in execution by attachment or garnishment, or by any other legal or equitable proceedings; nor shall any such designated person or persons have any right to alienate, anticipate, commute, pledge, encumber, assign, or hypothecate any such payments or the benefits, proceeds or any interest arising out of this Plan and Trust.

               To the extent required under Section 414(p) of the Code, the value of a Participant's vested interest in the Trust Fund may be paid in accordance with the applicable provisions of a "qualifying domestic relations order" which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the Participant's vested interest in the Trust Fund.

               For purposes of this Paragraph 10.16, a "qualified domestic relations order" means any judgment, decree, or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of the Participant, is made pursuant to a State domestic relations law (including community property law), and satisfies the requirements of Section 414(p) of the Code. Notwithstanding the requirements of
Section 414(p) of the Code, the Committee may direct the Trustee to distribute all or a portion of a Participant's vested interest in the Trust fund to an alternate payee in accordance with a qualified domestic relations order which provides for distribution prior to the date the Participant attains age fifty
(50).

               The Committee shall adopt procedures for determining the qualified status of an order and for the payment of benefits in accordance with such order. Such procedures shall be in writing, provide for the prompt notification upon the receipt of such order of each person specified in the order as entitled to benefits, and shall permit an alternate payee to designate a representative to receive copies of notices with respect to such order. Within a reasonable period of time after the receipt of a domestic relations order the Committee shall determine whether such order is a qualified domestic relations order and notify the Participant and alternate payee of such determination. Any requirement pursuant to Section 414(p) of the Code that any amount subject to or potentially subject to a domestic relations order be segregated shall be deemed satisfied by a notation on the books and records of the Plan that such amount is or may be so subject; provided, however, that each Participant and alternate payee, shall be obligated to keep the Committee fully informed of the status of any potential legal claims involving an account under the Plan and in the absence of any such information the Committee may rely on information previously supplied to it or may make such other determinations regarding the existence or non-existence of such claims as it deems reasonable under the circumstances, and shall have no liability for so doing.

         10.16 Withholding
               -----------

               There shall be deducted from all payments under this Plan the amount of any taxes required to be withheld by any federal, state or local government. The Participants and their Beneficiaries, distributees and personal representatives will bear any and all federal, foreign, state, local or other income or other taxes imposed on amounts paid under this Plan.

         10.17 Severability
               ------------

               In the event any provision of this Plan would invalidate the Plan, that provision shall be deemed null and void, and the Plan shall be construed as if it did not contain such provision.

                                   ARTICLE XI

                              TOP HEAVY PLAN RULES


         11.1  Applicability
               -------------

               (a) Notwithstanding any provision in this Plan to the contrary, the provisions of this Article XI shall apply in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Paragraph 11.3.

               (b) Except as is expressly provided to the contrary, the rules of this Article XI shall be applied after the application of the Affiliate rules of Paragraph 1.5.

         11.2  Definitions
               -----------

               (a) For purposes of this Article XI, the term "Key Employee" shall mean any Employee or former Employee who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is or was --

                    (i) An officer of the Company having an annual compensation greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for this Plan Year. However, no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers;

                   (ii) One of the ten (10) employees having annual compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Company. For this purpose, if two (2) Employees have the same interest in the Company, the employee having greater annual compensation from the Company shall be treated as having a larger interest;

                  (iii)  A Five Percent Owner of the Company; or

                   (iv) A One Percent Owner of the Company having an annual compensation from the Company of more than one hundred fifty thousand dollars ($150,000).

               (b) For purposes of this Paragraph 11.2, the term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company. The rules of Subsections (b), (c). and
(m) of Code Section 414 shall not apply for purposes of applying these ownership rules. Thus, this ownership test shall be applied separately with respect to every Affiliate.

               (c) For purposes of this Paragraph 11.2, the term "One Percent Owner" means any person who would be described in Paragraph (b) if "one percent (1%)" were substituted for "five percent (5%)" each place where it appears therein.

               (d)  For purposes of this Paragraph 11.2, the rules of Code
Section 318(a)(2)(C) shall be applied by substituting "five percent (5%)" for "fifty percent (50%)."

               (e) For purposes of this Article XI. the term "Non-Key Employee" shall mean any Employee who is not a Key Employee.

               (f) For purposes of this Article XI, the terms "Key Employee" and "Non-Key Employee" include their Beneficiaries.

          11.3 Top-Heavy Status
               ----------------

               (a) The term "Top-Heavy Plan" means, with respect to any Plan Year --

                    (i) Any defined benefit plan if, as of the Determination Date, the present value of the cumulative accrued benefits under the Plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the plan for all Employees, and

                   (ii) Any defined contribution plan if, as of the Determination Date. the aggregate of the account balances of Key Employees under the Plan exceeds sixty percent (60%) of the present value of the aggregate of the account balances of all Employees under the plan.

For purposes of this Paragraph (a), the term "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. In the case of the first Plan Year of any plan, the term "Determination Date" shall mean the last day of that Plan Year.

               The present value of account balances under a defined contribution plan shall be determined as of the most recent Valuation Date that falls within a twelve (12) month period ending on the Determination Date. The present value of accrued benefits under a defined benefit plan shall be determined as of the same Valuation Date used for computing plan costs for minimum funding. The present value of the cumulative accrued benefits of a Non-Key Employee shall be determined under either:

                    (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by affiliated companies, within the meaning of Code Sections 414(b), (c), (m) or (o); or

                   (ii) if there is no such method, as if such benefit accrued not more rapidly than the lowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

               (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group.

                    (i)  The term "Aggregation Group" means --

                         (A) Each Plan of the Company in which a Key Employee is a Participant, and

                         (B) Each other plan of the Company which enables any plan described in Subdivision (A) to meet the requirements of Code Sections 401(a)(4) or 410.

     Also, any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a) (4) and 410 with the plan being taken into account. If an Aggregation Group is not a Top Heavy Group, no plan included in the Top Heavy Group shall be a Top Heavy Plan, whether or not such Plan would be a Top Heavy Plan under any other test.

                    (ii) The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of --

                         (A) The present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and

                         (B) The aggregate of the account balances of Key Employees under all defined contribution plans included in the group exceeds sixty percent (60%) "of a similar sum determined for all Employees.

                   (iii) For purposes of determining --

                         (A) The present value of the cumulative accrued benefit of any Employee, or

                         (B)  The amount of the account balance of any Employee,

     such present value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five (5) year period ending on the Determination Date. The preceding rule shall also apply to distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group. Also, any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

               (c) If any individual is a Non-Key Employee with respect to any plan for any Plan Year, but the individual was a Key Employee with respect to the plan for any prior Plan Year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Paragraph 11.3.

               (d) If any individual has not received any Compensation from the Company (other than benefits under the Plan) at any time during the five (5) year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Paragraph 11.3

          11.4 Minimum Contributions
               ---------------------

               For each Plan Year in which the Plan is Top-Heavy, the minimum contributions for that year shall be determined in accordance with the rules of this Paragraph 11.4.

               (a) Except as provided below, the minimum contribution (including amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code) for each Non-Key Employee who satisfies the requirements of
Article III to be a Participant in the Plan (including but not limited to the "One Year of Service" requirement, but without regard to any requirements (i) that a Participant complete a minimum number of Hours of Service in order to share in an allocation of Company Contributions for a year, other than the "One Year of Service" requirement for participation, as set forth in Article III,
(ii) that a Participant elected to make Compensation Deferral Contributions to the Plan, or (iii) relating to the Non-Key Employee's level of Compensation) shall be not less than three percent (3%) of his Compensation.

               (b) Subject to the following rules of this Paragraph (b), the percentage set forth in Paragraph (a) above shall not be required to exceed the percentage at which contributions (including amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code) are made (or are required to be made) under the Plan for the year for the Key Employee for whom the percentage is the highest for the year. This determination shall be made by dividing the contributions for each Key Employee by so much of his total compensation for the year as does not exceed two hundred thousand dollars ($200,000). For purposes of this Paragraph (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. However, the rules of this Paragraph (b) shall not apply to any plan required to be included if an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Code Sections 401(a)(4) or 410.

               (c) The requirements of this Paragraph 11.4 must be satisfied without taking into account contributions under chapters 2 or 21 of the Code, title II of the Social Security Act, or any other Federal or State law.

               (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be top-heavy, the defined minimum benefit will be satisfied under the defined benefit plan, offset by any contributions under the defined contribution plan, in accordance with regulations issued under Code Section 416(f).

               (e) In no instance may the Plan take into account an Employee's compensation in excess of the first two hundred thousand dollars ($200,000) (or such greater amount as may be permitted pursuant to Section 416(d) (2) of the
Code). For purposes of this Paragraph 11.4, an Employee's Compensation shall be determined in accordance with the rules of Code Section 415.

          11.5 Maximum Annual Addition
               -----------------------

               (a) Except as set forth below, in the case of any Top-Heavy Plan the rules of 415 of the Code shall be applied by substituting "1.0" for "1.25."

               (b) The rule set forth in Paragraph (a) above shall not apply if the requirements of both Subparagraphs (i) and (ii), below, are satisfied.

                    (i) The requirements of this Subparagraph (i) are satisfied if the rules of Paragraph 11.4(a) above would be satisfied after substituting "four percent (4%)" for "three percent (3%)" where it appears therein.

                   (ii) The requirements of this Subparagraph (ii) are satisfied if the Plan would not be a Top-Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Paragraph 11.3(a)(ii).

               (c) The rules of Paragraph (a) shall not apply with respect to any Employee as long as there are no --

                    (i) Company Contributions," forfeitures, or voluntary nondeductible contributions allocated to the Employee under a defined contribution plan maintained by the Company, or

                   (ii) Accruals by the Employee under a defined benefit plan maintained by the Company.

          11.6 Vesting Rules
               -------------

               In the event that the Plan is determined to be Top-Heavy in accordance with the rules of Paragraph 11.3, then the vested status of each Non.Key Employee as of such date shall be equal to the vested status determined under the vesting provisions of this Plan as then in effect, or if better, under the vesting schedule set forth below:


               Years of Service         Nonforfeitable Percentage
               ----------------         -------------------------
                    2                               20%

                    3                               40%

                    4                               60%

                    5                               80%

                    6 or more                      100%

               11.7 Non-Eligible Employees
                    ----------------------

               The rules of this Article XI shall not apply to any Employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.

               If the Plan is or becomes a Top.Heavy Plan, as defined in Paragraph 11.1(b), in any Plan Year, the provisions of this Article XI shall Supersede any conflicting provisions in the Plan.

          IN WITNESS WHEREOF, this document has been executed this 31st day of January, 1990.

                                        THE HILLHAVEN CORPORATION


                                        By   [NOT LEGIBLE]
                                           ------------------------------

                                        By   [NOT LEGIBLE]
                                           ------------------------------